SCUDDER [LOGO]

                              Scudder Variable Life
                                 Investment Fund

                                Semiannual Report
                                  June 30, 1997


   An open-end management investment company that offers shares of beneficial interest in seven types of diversified portfolios.

                     SCUDDER VARIABLE LIFE INVESTMENT FUND

                                    Contents

Letter from the Fund's President ...........................................  2

Money Market Portfolio Management Discussion ...............................  3

Bond Portfolio Management Discussion .......................................  4

Bond Portfolio Summary .....................................................  5

Balanced Portfolio Management Discussion ...................................  6

Balanced Portfolio Summary .................................................  7

Growth and Income Portfolio Management Discussion ..........................  8

Growth and Income Portfolio Summary ........................................  9

Capital Growth Portfolio Management Discussion ............................. 10

Capital Growth Portfolio Summary ........................................... 11

Global Discovery Portfolio Management Discussion ........................... 12

Global Discovery Portfolio Summary ......................................... 13

International Portfolio Management Discussion .............................. 14

International Portfolio Summary ............................................ 15

Investment Portfolios, Financial Statements, and Financial Highlights

         Money Market Portfolio ............................................ 16

         Bond Portfolio .................................................... 22

         Balanced Portfolio ................................................ 29

         Growth and Income Portfolio ....................................... 38

         Capital Growth Portfolio .......................................... 47

         Global Discovery Portfolio ........................................ 56

         International Portfolio ........................................... 66

Notes to Financial Statements .............................................. 76

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                        LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

      We are witnessing a remarkable period in the U.S. stock market. The six year rally in stocks continued over the first half of 1997, pausing only momentarily in March to digest an increase in interest rates before resuming its rise. Expanding corporate earnings, healthy economic growth, and benign inflation reports were the primary drivers of the favorable environment, which has been responsible for an unprecedented rise in stock prices -- especially for larger capitalization issues.

      It's possible that the market will continue to move ahead at full throttle, especially if the inflationary data continues to support a thesis of manageable economic growth. However, we would point out that the market appears rather sensitive to new news, whether it be related to corporate earnings or economic activity. Any reversal of the data, any major earnings disappointments, or a renewed desire by the Federal Reserve to apply further restraint on the economy -- and on the capital markets -- could add some bumps to the road ahead.

      While current stock price valuations have risen dramatically, investors should not lose sight of some basic fundamentals of investing --adequate diversification, proper asset allocation, and investments that continue to match long-term investment objectives. If you are comfortable that your investments meet these requirements, then you will be best positioned to weather the short-term and sometimes unpredictable movements of the markets.

      The Fund's broad selection of portfolios with various investment objectives offers diversification and flexibility, making it an attractive choice for many investors in an uncertain market environment. A complete discussion of each Portfolio's activities follows this letter.

      Thank you for your continued investment in Scudder Variable Life Investment Fund. We look forward to serving your needs for many years to come.

                                   Sincerely,


                                   /s/ David B. Watts

                                   David B. Watts
                                   President,
                                   Scudder Variable Life Investment Fund

                             MONEY MARKET PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      Throughout the period, investors continued to grapple with an interesting paradox: growth without inflation. After much interim volatility, fixed-income investments rallied in the remaining weeks through June 30, as data began to suggest that growth in the second quarter would slow. The Portfolio's investments in ultra short-term, high-quality securities helped it successfully navigate the changing tides of investor sentiment, as it maintained its $1.00 share price throughout the period. As interest rates edged higher, the Portfolio was able to provide a higher level of income, contributing to a total return of 2.53% for the six months. The Portfolio's 30-day net annualized yield at the end of June was 5.19%. Among its peers, the Portfolio ranked 3rd (top 3%) out of 107 underlying funds in the Variable Life Money Market category according to Lipper Analytical Services, Inc.

                                           [CALLOUT NEXT TO PRECEDING PARAGRAPH]
                                                We shortened the Fund's
                                                average maturity in
                                                anticipation of rising rates.

      Few tools are as important to the management of a money market portfolio as its average maturity. As robust economic growth heightened concerns of accelerating inflation and the possibility of rising short-term interest rates during the first quarter of 1997, we began to shorten the Portfolio's average maturity. When the Federal Reserve (the Fed) raised short-term rates on March 25, the Portfolio's shorter average maturity enabled us to quickly reinvest in higher yielding money market instruments. At the end of June, the Portfolio's average effective maturity stood at 47 days.

      The six-year-old expansion may very well wind down, paving the way for still lower interest rates and a sustained bond market rally. Also, at 5.5%, the current federal funds rate does not constitute "easy money" in our view. But the timing of an economic downturn is difficult to predict. For now, growth is strong and reported profits continue to exceed expectations. Although the Fed left interest rates unchanged at its May 20 and July 2 meetings, it may find sufficient reason to raise rates later this year. Going forward, we believe the Portfolio will continue to demonstrate the value of owning a short-term investment vehicle as part of a well-diversified investment program.

      Sincerely,

      Your Portfolio Management Team


      /s/ David Wines                    /s/ Debra A. Hanson

      David Wines                        Debra A. Hanson
      Lead Portfolio Manager


      /s/ Nicca B. Alcantara

      Nicca B. Alcantara

                                 BOND PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      A combination of solid economic growth with low inflation provided an overall favorable environment for bond investors for the semiannual period ended June 30, 1997. In this environment, the Bond Portfolio provided a total return of 3.08% for the six months. This performance was in keeping with the 3.11% return of the unmanaged Lehman Brothers Aggregate Bond Index for the same time period. Among its peers, the Portfolio ranked 7th (top 22%) out of 32 underlying funds in the Variable Life Corporate Debt A-Rated category according to Lipper Analytical Services, Inc.

      In the first quarter of 1997, reports of unusually strong economic growth spurred increased concerns about accelerating inflation. On March 25 the Federal Reserve (the Fed) raised a key rate -- the Fed funds rate -- by a quarter of a point from 5.25% to 5.50%. In response, bond yields rose and prices declined slightly. Yields reversed in the second quarter, as several inflation measures showed no acceleration and economic growth appeared to be moderating. In addition, the Fed left rates unchanged at two subsequent meetings, causing yields to retreat and bond prices to rally.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
      With a neutral duration
      strategy, we focused on
      sector allocations.

      In this environment our portfolio duration was essentially neutral at 4.6 years and we focused on sector allocations. During the first quarter, we de-emphasized mortgage securities which typically have intermediate term (3-5 year) average effective maturities, and increased our "barbelled" strategy by adding to holdings at the short and long ends of the maturity spectrum.

      Mortgage securities provided very good performance for most of the period. However, mortgages became "rich" in our opinion as many investors flocked to them for their attractive yields. We reduced holdings of mortgages over the six months and added to short-term securities, which provided a cushion to changes in short-term interest rates. The investment grade corporate bond sector provided returns that were in line with the performance of the broad market indices for the six-month period. U.S. Treasury securities were weak performers during the period and we remained underweighted in this area. At the end of the period, the Portfolio maintained its high average quality rating of AA.

      As we look forward to the remainder of 1997, we see few signs of concern for bond investors. Leading economic indicators supply little evidence to suggest that inflation will accelerate anytime soon -- the chief concern for bond investors. While we expect market volatility may continue in the near term, our long-term outlook is for slower growth with benign inflation. In this environment, we believe your Fund should continue to provide attractive income, relative stability and diversification -- important components of a well-balanced investment portfolio.

      Sincerely,
      Your Portfolio Management Team


      /s/ William M. Hutchinson          /s/ Kelly D. Babson

      William M. Hutchinson              Kelly D. Babson
      Lead Portfolio Manager

                                 BOND PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1997

----------------------------------------
Bond Portfolio
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
 1 Year   $10,834      8.34%      8.34%
 5 Year   $14,097     40.97%      7.11%
10 Year   $21,938    119.38%      8.17%
----------------------------------------

----------------------------------------
LB Aggregate Bond Index
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
 1 Year   $10,816      8.16%       8.16%
 5 Year   $14,102     41.02%       7.11%
10 Year   $23,276    132.76%       8.81%

--------------------------------------------------------------------------------
      GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[The following table was represented as a line graph in the printed material.]

     LB Aggregate Bond Index     Bond Portfolio
     -----------------------     --------------

'87          10,000                  10,000
'88          10,804                  10,604
'89          12,124                  11,577
'90          13,074                  12,316
'91          14,471                  13,550
'92          16,505                  15,562
'93          18,451                  17,765
'94          18,208                  17,355
'95          20,494                  19,337
'96          21,520                  20,249
'97          23,276                  21,938

              Yearly periods ended June 30

The Lehman Brothers (LB) Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Bond Portfolio.

--------------------------------------------------------------------------------
      ASSET QUALITY
--------------------------------------------------------------------------------

[The following table was represented as a pie graph in the printed material.]

-------------------------------
AAA                         51%
AA                           5%
A                           15%            We maintained a barbelled
BBB                         19%               maturity structure
BB                           6%             throughout the period.
B                            4%
                           ----
                           100%
                           ====
---------------------------
Average Quality: AA

--------------------------------------------------------------------------------
      EFFECTIVE MATURITY
--------------------------------------------------------------------------------

-------------------------------
Less than 1 year            23%
1 to 5 years                 21%
5 to 8 years                  9%
8 to 15 years                25%
15 years or greater         22%
                           ----
                           100%
                           ====
-------------------------------
Weigted average effective
maturity: 9 years

--------------------------------------------------------------------------------
      DIVERSIFICATION
--------------------------------------------------------------------------------

-----------------------------------------
Corporate Bonds                       41%
Mortgages                             19%
U.S. Treasury Obligations             15%
Repurchase Agreement                  13%
Asset-Backed Securities                6%
Foreign Bonds - U.S.$ Denominated      6%
                                     ----
                                     100%
                                     ====
-----------------------------------------

                               BALANCED PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      Over the first half of 1997, stocks recorded yet another period of outstanding performance while bonds provided positive, but more modest total returns. The Balanced Portfolio's approach to investing in a combination of quality growth stocks and bonds resulted in a total return of 14.70% for the six-month period ended June 30, 1997. Among its peers, the Portfolio ranked 1st out of 39 underlying funds in the Variable Life Balanced category according to Lipper Analytical Services, Inc.

      Record corporate earnings, moderating but healthy economic growth, and benign inflation sustained a very favorable environment for equity investors over the first six months of 1997. The first quarter's robust 4.9% growth rate gave rise to an increased possibility of accelerating inflation, which encouraged the Federal Reserve (the Fed) to increase a key short-term interest rate in March. While stocks and bonds initially declined on this news, the Fed remained silent about raising rates at the two subsequent meetings. Investors had built a rate increase into their thinking, and when it failed to materialize, the stock and bond markets reacted favorably.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
An emphasis on stocks of
large growth companies
in the equity portion of
the Portfolio was an
important contributor to
performance.

      The equity portion of the portfolio represented 61% of assets at the end of the period. Particularly noteworthy performers over the period included Avon Products and Revlon in the consumer staples sector, Pfizer, and Warner-Lambert in healthcare, Clear Channel Communications in media, Corporate Express in specialty retail, and finally, Applied Materials, Computer Associates, Microsoft and Teradyne in the technology sector. Our decision to hold on to several networking stocks also paid off, with 3Com and Cisco among the best performers in the equity portion of the portfolio. Stocks which detracted from performance included Federated Department Stores, Boston Scientific, EDS, AMD, and Intel. Our relatively small holding in Intel actually contributed positively to performance relative to the Portfolio's benchmark during this period.

      As of the end of the six-month period, fixed income securities represented 39% of assets, including cash and equivalents. Our portfolio duration was essentially neutral at 4.75 years, as we focused on allocating assets across sectors of the fixed income market. During the first quarter, we de-emphasized mortgage securities, which typically have intermediate term (3-5 year) average effective maturities, and increased the "barbelling" of the Fund's maturity structure by adding to holdings at the short and long ends of the spectrum. As of the end of the period, the fixed income portion of the portfolio had maintained its high average quality rating of AA.

      Sincerely,
      Your Portfolio Management Team


      /s/ Valerie F. Malter              /s/ William M. Hutchinson

      Valerie F. Malter                  William M. Hutchinson
      Lead Portfolio Manager


      /s/ Kelly D. Babson

      Kelly D. Babson

                               BALANCED PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1997

----------------------------------------
Balanced Portfolio
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
 1 Year   $12,102     21.02%     21.02%
 5 Year   $18,609     86.09%     13.23%
10 Year   $27,754    177.54%     10.75%

----------------------------------------
S&P 500 Index (60%)
and LBAB Index (40%)
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
 1 Year   $12,364     23.64%     23.64%
 5 Year   $19,805     98.05%     14.64%
10 Year   $32,599    225.99%     12.53%

--------------------------------------------------------------------------------
      GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[The following table was represented as a line graph in the printed material.]

          Balanced Portfolio    S&P 500 Index      LBAB Index
          ------------------    -------------      ----------

'87             10,000              10,000           10,000
'88             10,804               9,310           10,023
'89             12,124              11,221           11,636
'90             13,074              13,073           12,469
'91             14,471              14,037           12,751
'92             16,505              15,923           14,920
'93             18,451              18,094           16,574
'94             18,208              18,349           16,525
'95             20,494              23,130           19,680
'96             21,520              29,143           22,943
'97             23,276              39,260           27,764

                          Yearly periods ended June 30

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Balanced Portfolio. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 70.63% and 13.68%, respectively.

--------------------------------------------------------------------------------
      EQUITY HOLDINGS
--------------------------------------------------------------------------------

-----------------------------
   Sector breakdown of the
 Portfolio's equity holdings
-----------------------------

Consumer Staples          23%
Health                    21%
Technology                17%
Consumer Discretionary     9%
Manufacturing              8%
Media                      6%
Service Industries         5%
Financial                  5%
Durables                   5%
Construction               1%
                         ----
                         100%
                         ====
-----------------------------

Five Largest Equity Holdings
--------------------------------------------------------------------------------
1.  Coca-Cola Co., Inc. International soft drink company
2.  General Electric Co. Leading producer of electrical equipment
3.  Merck & Co. Inc. Leading ethical drug manufacturer
4.  Microsoft Corp. Computer operating systems software
5.  Colgate-Palmolive Co. Manufacturer of household and personal care products

--------------------------------------------------------------------------------
      FIXED INCOME HOLDINGS
--------------------------------------------------------------------------------

By Asset Type
-----------------------------------------
Corporate Bonds                       34%
Mortgages                             26%
U.S. Government Agencies              17%
Cash Equivalents                      16%
Asset-Backed Securities                6%
Foreign Bonds - U.S.$ Denominated      1%
                                     ----
                                     100%
                                     ====
-----------------------------------------

By Quality
---------------------------
AAA                     64%
AA                       5%
A                       12%
BBB                     19%
                       ----
                       100%
                       ====
---------------------------

                           GROWTH AND INCOME PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      The Growth and Income Portfolio performed very well returning 18.55% for the six-month period ended June 30, 1997, reflecting the favorable economic environment and strong performance of stocks. Among its peers, the Portfolio ranked 21st (top 21%) out of 101 underlying funds in the Variable Life Growth and Income category according to Lipper Analytical Services, Inc.

      Reports of strong corporate earnings and benign inflation have provided a potent and positive environment for investing. The economy's robust 4.9% growth rate during the first quarter raised concerns about accelerating inflation, which encouraged the Federal Reserve (the Fed) to increase short-term interest rates on March 25. While stocks and bonds initially declined on this news, the Fed left rates unchanged and economic growth moderated. This backdrop during the second quarter led to one of its strongest quarterly market performances in history.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
The Portfolio's yield-
driven approach to
selecting value stocks led
to an emphasis in the
financial, manufacturing
and consumer staples
sectors.

      The key driver of portfolio performance centered in the manufacturing sector. For example, Xerox, the largest holding, rose 51% over the six-month period. This was due to key company-specific events, namely an impressive new product introduction in modular-based digital office copiers, and an announcement that the company was acquiring the remaining 20% interest in Rank Xerox. Another manufacturing stock, Philips Electronics, rose 83% for the period, both on news that it had acquired Lucent's consumer communications division and as investors began to believe that the company's plans for asset restructuring would improve returns on capital and lead to better focus on their core businesses.

      Pharmaceutical stocks continued their frenzied flight upward, led by Warner-Lambert. Earnings acceleration from new product introductions, favorable long-term demographic trends, and seemingly inexhaustible streams of free cash flow have made this group one of the strongest performing sectors in the market for the last couple of years.

      The Fund's finance holdings provided strong returns, but lagged the sector average, due mainly to real estate investment trust (REIT) holdings which have continued to lag banking and insurance stocks. We did, however, see admirable returns in our insurance holdings, led by Exel Limited and Lincoln National, as well as Sallie Mae, one of our top ten holdings.

      Sincerely,
      Your Portfolio Management Team


      /s/ Robert T. Hoffman              /s/ Kathleen T. Millard

      Robert T. Hoffman                  Kathleen T. Millard
      Lead Portfolio Manager


      /s/ Benjamin W. Thorndike          /s/ Lori J. Ensinger

      Benjamin W. Thorndike              Lori J. Ensinger


      /s/ Deborah Chaplin

      Deborah Chaplin

                           GROWTH AND INCOME PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1997

----------------------------------------
Growth and Income Portfolio
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
1 Year    $13,344     33.34%     33.34%
Life of
  Fund*   $20,016    100.16%     24.52%
----------------------------------------

----------------------------------------
S & P 500 Index
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
1 Year    $13,472     34.72%     34.72%
Life of
  Fund*   $21,214    112.14%     26.78%
----------------------------------------

*The Fund commenced operations on May 2, 1994.

--------------------------------------------------------------------------------
      GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[The following table was represented as a line graph in the printed material.]

          S&P 500 Index         Growth and Income Portfolio
          -------------         ---------------------------

5/94          10,000                       10,000
6/94           9,915                       10,100
12/94         10,397                       10,491
6/95          12,498                       12,113
12/95         14,304                       13,820
6/96          15,747                       15,011
12/96         17,588                       16,884
6/97          21,214                       20,016

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Growth and Income Portfolio.

--------------------------------------------------------------------------------
      DIVERSIFICATION
--------------------------------------------------------------------------------

------------------------------
Equity Securities          96%
Cash Equivalents            4%
                          ----
                          100%
                          ====
------------------------------

[The following table was represented as a pie graph in the printed material.]

-----------------------------
   Sector breakdown of the
 Portfolio's equity holdings
-----------------------------
Financial                 19%
Manufacturing             18%
Consumer Staples          11%                   The manufacturing and
Health                     8%                healthcare sectors were two
Communications             7%                areas that outperformed the
Durables                   7%                           market
Utilities                  7%
Energy                     6%
Consumer Discretionary     5%
Other                      8%
                         ----
                          96%
                         ====
-----------------------------

--------------------------------------------------------------------------------
      TEN LARGEST EQUITY HOLDINGS (22% of Portfolio)
--------------------------------------------------------------------------------

1. Xerox Corp. Leading manufacturer of copiers and duplicators

2. Philips Electronics NV Manufacturer of electrical equipment

3. Philip Morris Companies Inc. Tobacco, food products and brewing

4. H.J. Heinz Co. Major manufacturer of processed foods

5. Student Loan Marketing Association Student loan financing programs

6. Unilever NV Diversified conglomerate

7. TRW Inc. Defense electronics, automotive parts and systems

8. Imperial Chemical Industries PLC Leading international chemical company

9. Shering-Plough Corp. Pharmaceutical and consumer products

10. Bristol-Myers Squibb Co. Diversified pharmaceutical and consumer products company

                            CAPITAL GROWTH PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      Investors continued to enjoy a near-perfect economic environment of deflationary growth over the first six months of 1997 as the Capital Growth Portfolio returned 24.02%, exceeding the 20.61% return of the unmanaged S&P 500 for the six-month period ended June 30, 1997. Among its peers, the Portfolio ranked 1st out of 121 underlying funds in the Variable Life Growth category according to Lipper Analytical Services, Inc.

      High quality large-capitalization stocks have led the market for several quarters, with investor's appetite for big blue chip companies accelerating towards the end of the six-month period. While our valuation discipline has kept us out of a few of the larger, better performing issues, such as Coca Cola and Gillette, the portfolio's diversified holdings of technology, finance, manufacturing, and healthcare stocks have kept pace with the market's advance.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
Stocks of quality, blue
chip companies -- the
Portfolio's primary
emphasis -- led the
markets.

      Technology stocks were among the leading issues. The rebound in semiconductor capital equipment stocks was most impressive. For the industry leaders, such as Applied Materials, Teradyne, and KLA/Tencor, the drop off in equipment orders was less than expected and operating margins held up better than expected. Demand for personal computers has been strong, resulting in higher capital expenditure at Intel and other semiconductor companies. Compaq was also a strong performer during the six-month period.

      The Finance sector responded enthusiastically to the Federal Reserve's decision not to raise rates in early April. Financial service companies American International Group, Travelers Group and Associates First Capital were all up sharply along with BankAmerica, a new addition to the portfolio, and American Express, the largest holding at the end of the period.

      Encouraging industrial production data drove manufacturing stocks higher. Asea Brown Bovieri, General Electric and Ingersoll Rand experienced solid gains during the period.

      The healthcare sector was one of the strongest performing areas for the first six months, and the Portfolio's holdings made positive contributions to performance. A stream of positive clinical and prescription data on two new drugs, Rezulin for diabetes, and Lipitor for cholesterol, resulted in a significant rise in Warner-Lambert's stock price.

      Our long-term portfolio strategy is to keep the average price earnings ratio of your holdings below the overall market level in an effort to reduce the risk of earnings disappointment and lower the volatility of the portfolio. We believe our disciplined approach of buying and holding high quality companies, with sustainable earnings growth and reasonable valuations will continue to serve shareholders well. Diversification across industries also plays an important role in the construction of the Portfolio.

      Sincerely,

      Your Portfolio Management Team


      /s/ William F. Gadsden                     /s/ Bruce F. Beaty

      William F. Gadsden                         Bruce F. Beaty
      Lead Portfolio Manager

                            CAPITAL GROWTH PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1997

----------------------------------------
Capital Growth Portfolio
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
 1 Year   $13,657     36.57%     36.57%
 5 Year   $23,179    131.79%     18.31%
10 Year   $33,798    237.98%     12.95%
----------------------------------------

----------------------------------------
S&P 500 Index
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
 1 Year   $13,472     34.72%     34.72%
 5 Year   $24,657    146.57%     19.77%
10 Year   $39,260    292.60%     14.64%

--------------------------------------------------------------------------------
      GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[The following table was represented as a line graph in the printed material.]

             S&P 500 Index   Capital Growth Portfolio
             -------------   ------------------------
'87             10,000               10,000
'88              9,310                9,486
'89             11,221               11,090
'90             13,073               11,983
'91             14,037               12,313
'92             15,923               14,587
'93             18,094               17,232
'94             18,349               17,080
'95             23,130               20,549
'96             29,143               24,758
'97             39,260               33,811

              Yearly periods ended June 30

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Capital Growth Portfolio.

--------------------------------------------------------------------------------
      DIVERSIFICATION
--------------------------------------------------------------------------------

------------------------------
Equity Securities          97%
Cash Equivalents            3%
                          ----
                          100%
                          ====
------------------------------

[The following table was represented as a pie graph in the printed material.]

------------------------------
   Sector breakdown of the
 Portfolio's equity holdings
------------------------------              Our valuation discipline
Financial                  20%              kept us out of a few of
Technology                 16%                 the larger, better
Manufacturing              13%                 performing issues,
Health                     12%              however, the portfolio's
Energy                     10%              diversified holdings of
Consumer Discretionary      9%                technology, finance,
Consumer Staples            5%                 manufacturing and
Service Industries          5%               healthcare stocks kept
Durables                    3%               pace with the market's
Other                       4%                      advance.
                          ----
                           97%
                          ====
------------------------------

--------------------------------------------------------------------------------
      TEN LARGEST EQUITY HOLDINGS (24% of Portfolio)
--------------------------------------------------------------------------------

1. American Express Credit Corp. Travel and investment services, insurance, and banking

2.  EXEL, Ltd. (ADR) Provider of liability insurance

3.  Compaq Computer Corp. Leading manufacturer of personal computers

4.  Royal Dutch Petroleum Co. International energy company

5. American International Group, Inc. Major international insurance holding company

6.  Warner-Lambert Co. Drugs, toiletries, and food products

7.  Intel Corp. Semiconductor memory circuits

8.  Home Depot, Inc. Building supply/home improvement stores

9. Sun Microsystems, Inc. Producer of high-performance workstations, servers and networking software

10. BankAmerica Corp. Commercial banking in California

                           GLOBAL DISCOVERY PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      The positive performance of the global emerging growth stocks was reflected in the Global Discovery Portfolio return of 10.00% for the six-month period ended June 30, 1997, essentially in keeping with the 7.97% return of the Salomon Brothers World Extended Market Index for the same period.

      Stocks of smaller U.S. companies rebounded sharply during the second quarter after a dismal first quarter, as fears of accelerating inflation and higher interest rates disappeared and investors received further evidence of moderating economic growth and strong corporate earnings.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
U.S. small-cap stocks
lagged large-caps for the
period, but global
small-caps remain
attractive values.

      Performance for stocks domiciled in Europe was mixed. There has been some limited market disturbance caused by the election of the 'left' in both France and Britain, however, most markets reached new highs. Controversy surrounding a unified currency weakened stock performance as measured in US dollars in most countries. We hedged the Portfolio's exposure to European currencies, which was a positive contributor to performance during the six months.

      An important contributor to performance over the period was Billing Information Concepts, the fifth largest holding, which was purchased in August 1996. We think the basic business, providing customer billing services to telephone companies, is steady and predictable and prospects for adding additional customers is favorable. Other strong contributors to performance reflect the Portfolio's diversity and global nature. Jeronimo Martins, the Portuguese supermarket/processed food manufacturer benefited from continuing strong fundamentals, plus increased investor awareness, as Portugal is expected to be recognized as a "developed" market later this year. Cintas, a Cincinnati-based rental uniform company, has one of the most consistent records of growth in the United States. The company's distinctive corporate culture reflects a history of excellent management, which is the single most important element of successful stock selection in the small company universe.

      U.S. small-capitalization stocks have lagged the broad-based large-cap market indices for the last twelve months, however, we do not expect this disparity to continue indefinitely. Small-caps appear very attractively valued both in the U.S. and abroad. In the months ahead, we will continue to pursue our bottom up, individual selection of small companies from around the world.

      Sincerely,

      Your Portfolio Management Team


      /s/ Gerald J. Moran                      /s/ Sewall F. Hodges

      Gerald J. Moran                          Sewall F. Hodges
      Lead Portfolio Manager

                           GLOBAL DISCOVERY PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1997

----------------------------------------
Global Discovery Portfolio
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
1 Year    $11,415     14.15%     14.15%
Life of
Fund*     $11,605     16.05%     13.64%
----------------------------------------

----------------------------------------
Salomon Brothers World Equity EMI Index
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
1 Year    $11,070     10.70%      10.70%
Life of
Fund*     $10,927      9.27%       8.53%
----------------------------------------

* The Fund commenced operations on
May 1, 1996. Index comparisons begin
May 31, 1996.

--------------------------------------------------------------------------------
      GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[The following table was represented as a line graph in the printed material.]

               Global Discovery   Salomon Brothers World
                   Portfolio         Equity EMI Index
               ----------------   ----------------------
5/96                10,000                10,000
6/96                 9,967                 9,871
9/96                10,180                 9,870
12/96               10,343                10,120
3/97                10,015                 9,820
6/97                11,378                10,927

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund Returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Global Discovery Portfolio.

--------------------------------------------------------------------------------
      DIVERSIFICATION
--------------------------------------------------------------------------------

[The following table was represented as a pie graph in the printed material.]

By Region
(Excluding 12% Cash Equivalents)
--------------------------------
U.S. & Canada                47%
Europe                       41%
Japan                         8%
Latin America                 2%
Pacific Basin                 2%
                            ----
                            100%
                            ====
--------------------------------

[The following table was represented as a pie graph in the printed material.]

By Sector
(Equity Holdings)
----------------------------
Financial                18%
Health                   15%
Technology               14%
Service Industries       11%
Consumer Staples          8%
Consumer Discretionary    7%
Durables                  6%
Manufacturing             6%
Energy                    6%
Other                     9%
                        ----
                        100%
                        ====
----------------------------

--------------------------------------------------------------------------------
      TEN LARGEST EQUITY HOLDINGS (24% of Portfolio)
--------------------------------------------------------------------------------

1. Marschollek Lautenschlaeger und Partner AG Leading independent life insurance company in Germany

2. Jeronimo Martins SA Food producer and retailer in Portugal

3. Bank of Ireland PLC Bank

4. Shohkoh Fund & Co., Ltd. Finance company for small and medium-sized firms in Japan

5. Billing Information Concepts Billing and information management services in the United States

6. Octel Communications Corp. Manufacturer of voice processing systems in the United States

7. Serco Group PLC Facilities management company in the United Kingdom

8. Fresenius AG Manufacturer and distributor of pharmaceutical and medical systems products in Germany

9. HBO & Company, Inc. Designer of computerized information systems to the healthcare industry in the United States

10. Network Appliance, Inc. Designer and manufacturer of network data storage devices in the United States

                             INTERNATIONAL PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      The International Portfolio returned 14.09% for the six-month period ended June 30, 1997. Among its peers, the Portfolio ranked 22nd (top 28%) out of 79 underlying funds in the Variable Life International category according to Lipper Analytical Services, Inc.

      During this period, most global markets provided positive returns against a strong global economic backdrop, a benign inflation environment, and optimism that further monetary tightening in the US might be avoided. Despite a stronger yen, Japanese stocks rallied, driven by signs of economic recovery and diminished fears of interest rate hikes. In Europe, political uncertainty failed to dampen investor enthusiasm, though a strong US dollar lessened returns for US dollar-based investors. France shrugged off the unexpected victory of the Socialist party, concluding that the new government would accept European imperatives on European Monetary Union (EMU) and postpone left-wing reforms discussed during the election period. Despite some volatility, the UK market welcomed Mr. Blair's new Labour government.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
We remain cautious on
the smaller bourses of the
Pacific Rim, but Brazil
remains a favorite in the
emerging markets.

      In Europe, we are seeing stronger than expected growth with domestic demand, long dormant, finally showing signs of life. Japan's economy continues to recover. Though consumption remains weak, there is some evidence of a revival in domestic demand, deflation has abated, and residential land prices are stabilizing. Smaller Asian equity markets have suffered over the last couple of years as a conspiracy of cyclical forces combined to slow growth: restrictive Asian central bank policy, economic weakness in major export markets Europe and Japan, and a plunge in electronics and textile sectors. The outlook is mixed looking forward.

      The portfolio remains significantly underweight in Japan and overweight in Europe. In Europe, we continue to seek companies which are restructuring and focused on building value for shareholders such as Daimler Benz, Siemens, and Volkswagen in Germany. We are also invested in companies with effective strategies, positioning, and products in growth markets like telecommunications infrastructure provider Nokia in Finland and information technology leader SAP in Germany. In Japan, we continue to maintain a portfolio tilt towards high-quality, technology-driven exporters such as Sony, Canon, Hitachi, and Tokyo Electron.

      Sincerely,

      Your Portfolio Management Team


      /s/ Irene T. Cheng                       /s/ Carol L. Franklin

      Irene T. Cheng                           Carol L. Franklin
      Lead Portfolio Manager


      /s/ Nicholas Bratt                       /s/ Joan R. Gregory

      Nicholas Bratt                           Joan R. Gregory


      (signature unavailable)                  (signature unavailable)

      Marc Joseph                              Sheridan Reilly

                             INTERNATIONAL PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1997

----------------------------------------
International Portfolio
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
 1 Year   $11,988     19.88%     19.88%
 5 Year   $18,929     89.29%     13.61%
10 Year   $26,851    168.51%     10.38%
----------------------------------------

----------------------------------------
MSCI EAFE & Canada Index
----------------------------------------
                        Total Return
Period    Growth    --------------------
 Ended      of                   Average
6/30/97   $10,000   Cumulative    Annual
----------------------------------------
 1 Year   $11,351     13.51%      13.51%
 5 Year   $18,268     82.68%      12.80%
10 Year   $18,984     89.84%       6.61%
----------------------------------------

--------------------------------------------------------------------------------
      GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[The following table was represented as a line graph in the printed material.]

             International        MSCI EAFE &
               Portfolio          Canada Index
             -------------        ------------
'87              10,000              10,000
'88              10,398               9,330
'89              11,400              11,154
'90              11,758              14,495
'91              10,473              13,029
'92              10,392              14,186
'93              12,419              15,472
'94              14,427              18,747
'95              14,755              19,238
'96              16,724              22,398
'97              18,984              26,851

              Yearly periods ended June 30

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the International Portfolio.

--------------------------------------------------------------------------------
      DIVERSIFICATION
--------------------------------------------------------------------------------

[The following table was represented as a pie graph in the printed material.]

By Region
(Excluding Cash Equivalents)
-------------------------------
Europe                      62%
Japan                       16%
Latin America               10%
Pacific Basin                9%
Canada                       3%
                           ----
                           100%
                           ====
-------------------------------

[The following table was represented as a pie graph in the printed material.]

By Sector
(Equity Holdings)
----------------------------
Manufacturing            22%
Financial                12%
Durables                 11%
Communications            8%
Health                    7%
Technology                7%
Utilities                 7%
Metals & Minerals         5%
Energy                    4%
Other                    17%
                        ----
                        100%
                        ====
----------------------------

--------------------------------------------------------------------------------
      TEN LARGEST EQUITY HOLDINGS (15% of Portfolio)
--------------------------------------------------------------------------------

1.  Telecomunicacoes Brasileiras S.A. Telecommunication services

2.  Novartis AG Pharmaceutical company in Switzerland

3. Philips Electronics NV Leading manufacturer of electronic equipment in the Netherlands

4.  Skandia Foersaekrings AB Financial conglomerate in Sweden

5.  ABB AG Manufacturer of electrical equipment in Switzerland

6.  Companhia Energetica de Minas Gerais Electric power utility in Brazil

7.  Portugal Telecom SA Telecommunication services

8.  Volkswagen AG Leading automobile manufacturer in Germany

9. SmithKline Beecham PLC Manufacturer of drugs and healthcare products in the United Kingdom

10. Bayerische Vereinsbank AG Commercial bank in Germany

                             MONEY MARKET PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1997 (Unaudited)

                               % of     Principal                                                                  Value ($)
                             Portfolio  Amount ($)                                                                 (Note A)
----------------------------------------------------------------------------------------------------------------------------
                                        ------------------------------------------------------------------------------------
                                3.7%             REPURCHASE AGREEMENT
                                        ------------------------------------------------------------------------------------

                                        3,859,000  Repurchase Agreement with Donaldson, Lufkin &
                                                    Jenrette dated 6/30/97 at 5.9% to be repurchased
                                                    at $3,859,632 on 7/1/97, collateralized by a
                                                    $3,615,000 U.S. Treasury Note, 8.5%, 11/15/00
                                                    (Cost $3,859,000) .........................................   3,859,000
                                                                                                                 ----------

                                        ------------------------------------------------------------------------------------
                               86.9%             COMMERCIAL PAPER
                                        ------------------------------------------------------------------------------------

Health                          1.9%

      Pharmaceuticals                   2,000,000  Schering Corp., Discount Note, 10/7/97 .....................   1,969,130
                                                                                                                 ----------

Communications                  7.5%

      Telephone/
      Communications                    4,000,000  Ameritech Capital Funding Corp., Discount Note, 10/6/97 ....   3,939,860
                                        4,000,000  Southwestern Bell Capital Corp., 7/29/97 ...................   3,982,858
                                                                                                                 ----------
                                                                                                                  7,922,718
                                                                                                                 ----------

Financial                      62.5%

      Banks                    15.9%    5,000,000  Bank of Tokyo/Mitsubishi, Discount Note, 7/18/97 ...........   4,986,754
                                        4,000,000  Deutsche Bank Financial Inc., Discount Note, 7/9/97 ........   3,995,040
                                        4,000,000  New Center Asset Trust, Discount Note, 8/28/97 .............   3,963,976
                                        4,000,000  Private Export Funding Corp., Discount Note, 12/23/97 ......   3,892,472
                                                                                                                 ----------
                                                                                                                 16,838,242
                                                                                                                 ----------

      Business Finance          7.9%    4,000,000  CIT Group Holdings Inc., Discount Note, 8/26/97 ............   3,964,844
                                        1,500,000  Prudential Funding Corp., Discount Note, 7/8/97 ............   1,498,443
                                        3,000,000  Prudential Funding Corp., Discount Note, 8/28/97 ...........   2,974,190
                                                                                                                 ----------
                                                                                                                  8,437,477
                                                                                                                 ----------

      Consumer Finance         22.6%    4,000,000  A.I. Credit Corp., Discount Note, 7/15/97 ..................   3,991,336
                                        4,000,000  Abbey National North America, 5.65%, 4/15/98 ...............   3,998,472
                                        4,000,000  American Express Credit Corp., 7/10/97 .....................   3,994,480
                                        4,000,000  FCar Owner Trust I, Discount Note, 7/9/97 ..................   3,995,076
                                        4,000,000  General Electric Capital Corp., Discount Note, 9/2/97 ......   3,960,870
                                        4,000,000  Household Finance Corp., Discount Note, 7/8/97 .............   3,995,644
                                                                                                                 ----------
                                                                                                                 23,935,878
                                                                                                                 ----------

      Other Financial
      Companies                16.1%    4,000,000  ABN-Amro North America Finance Inc., 5.56%, 7/21/97 ........   4,000,066
                                        3,000,000  American General Finance Corp., Discount Note, 7/23/97 .....   2,989,697
                                        4,000,000  Associates Corp. of North America, Discount Note, 10/23/97 .   3,929,827
                                        1,000,000  Centric Funding Corp., Discount Note, 7/29/97 ..............     995,917
                                        1,552,000  Dean Witter, Discover & Co., Discount Note, 7/24/97 ........   1,546,437
                                        3,598,000  Matterhorn Capital Corp., Discount Note, 7/29/97 ...........   3,582,441
                                                                                                                 ----------
                                                                                                                 17,044,385
                                                                                                                 ----------

Service Industries              3.7%

      Miscellaneous
      Commercial Services               4,000,000  United Parcel Service, Discount Note, 7/7/97 ...............   3,996,500
                                                                                                                 ----------

Durables                        3.7%

      Automobiles                       4,000,000  Ford Motor Credit Co., Discount Note, 8/12/97 ..............   3,974,100
                                                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

                               % of     Principal                                                                  Value ($)
                             Portfolio  Amount ($)                                                                 (Note A)
----------------------------------------------------------------------------------------------------------------------------
Manufacturing                   3.8%

      Office Equipment/
      Supplies                          4,000,000  Pitney Bowes, Inc., Discount Note, 7/28/97 .................    3,983,440
                                                                                                                 -----------

Utilities                       3.8%

      Electric Utilities                4,000,000  TECO Finance Inc., Discount Note, 7/22/97 ..................    3,986,863
                                                                                                                 -----------
                                                   Total Commercial Paper (Cost $92,088,733) ..................   92,088,733
                                                                                                                 -----------

                                        ------------------------------------------------------------------------------------
                                9.4%             SHORT-TERM NOTES
                                        ------------------------------------------------------------------------------------

Financial

      Banks                             3,000,000  Bank One, Columbus, N.A., Floating Rate Note, 5.69%,
                                                    6/10/98 ...................................................    2,998,631
                                        4,000,000  Bank of America NT&SA, 5.87%, 1/5/98 .......................    4,000,000
                                        3,000,000  FCC National Bank Note, 5.59%, 11/7/97 .....................    2,999,644
                                                                                                                 -----------
                                                   Total Short-Term Notes (Cost $9,998,275) ...................    9,998,275
                                                                                                                 -----------

----------------------------------------------------------------------------------------------------------------------------

                                        Total Investment Portfolio -- 100.0% (Cost $105,946,008) (a) ..........  105,946,008
                                                                                                                 ===========

----------------------------------------------------------------------------------------------------------------------------

                                        (a) Cost for federal income tax purposes is $105,946,008.

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                        STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1997 (Unaudited)
-----------------------------------------------------------------------------------------
Assets
Investments securities (cost $105,946,008) ......................           $105,946,008
Cash ............................................................                    633
Interest receivable .............................................                192,490
Receivable for Portfolio shares sold ............................                678,217
Other assets ....................................................                  1,953
                                                                            ------------
      Total assets ..............................................            106,819,301

Liabilities
Payable for Portfolio shares redeemed ...........................  $29,983
Accrued management fee ..........................................   32,270
                                                                   -------
   Total liabilities ............................................                 62,253
                                                                            ------------
Net assets, at value ............................................           $106,757,048
                                                                            ============

Net Assets Net assets consist of:
   Accumulated net realized loss ................................                 (1,567)
   Paid-in capital ..............................................            106,758,615
                                                                            ------------
Net assets, at value ............................................           $106,757,048
                                                                            ============
Net asset value, offering and redemption price per share
   ($106,757,048/106,757,048 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)           $       1.00
                                                                            ============

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

 Six Months Ended June 30, 1997 (Unaudited)
----------------------------------------------------------------------------------------
Investment income
   Interest ......................................................            $2,817,942
   Expenses:
      Management fee .............................................  $190,109
      Custodian fees .............................................     8,542
      Accounting fees ............................................    15,000
      Trustees' fees and expenses ................................     8,734
      Reports to shareholders ....................................       822
      Registration fees ..........................................     5,489
      Legal ......................................................     1,135
      Auditing ...................................................     2,978
      Other ......................................................     1,823     234,632
                                                                    --------  ----------
   Net investment income .........................................             2,583,310
                                                                              ----------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain from Investments ............................                   916
                                                                              ----------
Net increase in net assets resulting from operations .............            $2,584,226
                                                                              ==========

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                        Ended             Year
                                                                       June 30,           Ended
                                                                         1997         December 31,
Increase (Decrease) in Net Assets                                     (Unaudited)         1996
--------------------------------------------------------------------------------------------------
Operations:
Net investment income .............................................  $   2,583,310   $   4,385,955
Net realized gain (loss) from investment transactions .............            916            (917)
                                                                     -------------   -------------
Net increase in net assets resulting from operations ..............      2,584,226       4,385,038
                                                                     -------------   -------------
Distributions to shareholders from net investment income ..........     (2,583,310)     (4,385,955)
                                                                     -------------   -------------
Portfolio share transactions at net asset value of $1.00 per share:
   Proceeds from shares sold ......................................    110,994,759     201,403,309
   Net asset value of shares issued to shareholders in
      reinvestment of distributions from net investment income ....      2,583,310       4,385,955
   Cost of shares redeemed ........................................   (104,607,563)   (187,750,612)
                                                                     -------------   -------------
   Net increase (decrease) in net assets from Portfolio share
      transactions ................................................      8,970,506      18,038,652
                                                                     -------------   -------------
Increase (decrease) in net assets .................................      8,971,422      18,037,735
Net assets at beginning of period .................................     97,785,626      79,747,891
                                                                     -------------   -------------
Net assets at end of period .......................................  $ 106,757,048   $  97,785,626
                                                                     =============   =============

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                           Six Months
                             Ended
                            June 30,                                    Years Ended December 31,
                              1997      ---------------------------------------------------------------------------------------
                           (Unaudited)   1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
                           -----------  ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period ....    $1.000    $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                              ------    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from investment
  operations:
  Net investment income ..      .025      .050     .055     .037     .025     .033     .057     .076     .088     .068     .060
Less distributions from
  net investment income ..     (.025)    (.050)   (.055)   (.037)   (.025)   (.033)   (.057)   (.076)   (.088)   (.068)   (.060)
                              ------    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of
  period .................    $1.000    $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                              ======    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total Return (%) .........      2.53**    5.09     5.65     3.72     2.54     3.33     5.81     7.83     8.84     7.08     5.95
Ratios and
Supplemental Data
Net assets, end of period
  ($ millions) ...........       107        98       80       90       49       34       28       32       15       11        8
Ratio of operating expenses,
  net to average daily net
  assets (%) .............       .46*      .46      .50      .56      .66      .64      .67      .69      .72      .75      .75
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) .............       .46*      .46      .50      .56      .66      .64      .67      .69      .81     1.04     1.12
Ratio of net investment
  income to average daily
  net assets (%) .........      5.06*     4.98     5.51     3.80     2.55     3.26     5.67     7.57     8.53     6.99     6.06

*     Annualized
**    Not Annualized

                                 BOND PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1997 (Unaudited)

  % of     Principal                                                                      Market
Portfolio  Amount ($)                                                                    Value ($)
---------------------------------------------------------------------------------------------------
           ----------------------------------------------------------------------------------------
  12.7%             REPURCHASE AGREEMENT
           ----------------------------------------------------------------------------------------

           8,455,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                         dated 6/30/97 at 5.9% to be repurchased at $8,456,386
                         on 7/1/97 collateralized by a $8,346,000 U.S. Treasury
                         Note, 5.625%, 1/31/98 (Cost $8,455,000) ....................    8,455,000
                                                                                         ---------

           ----------------------------------------------------------------------------------------
   7.5%             U. S. GOVERNMENT AGENCY OBLIGATIONS
           ----------------------------------------------------------------------------------------

           5,000,000    Federal Home Loan Mortgage Corp. Discount
                         Note, 7/1/97 (Cost $5,000,000) .............................    5,000,000
                                                                                         ---------

           ----------------------------------------------------------------------------------------
   6.4%             U. S. GOVERNMENT & AGENCIES
           ----------------------------------------------------------------------------------------

           1,000,000    U.S. Treasury Note, 6.125%, 7/31/00 .........................      996,560
           3,000,000    U.S. Treasury Note, 5.625%, 11/30/00 ........................    2,938,590
           1,500,000    U.S Treasury Separate Trading Registered Interest and
                         Principal, Principal Payment, 9%, 11/15/18 .................      342,945
                                                                                         ---------
                        Total U.S. Government & Agencies
                         (Cost $4,373,399) ..........................................    4,278,095
                                                                                         ---------

           ----------------------------------------------------------------------------------------
   6.2%             GOV'T NATIONAL MORTGAGE ASSOCIATION
           ----------------------------------------------------------------------------------------

           1,244,321    Government National Mortgage Association Pass-thru
                         10%, 8/15/20 (a) ...........................................    1,370,221
           2,641,367    Government National Mortgage Association Pass-thru
                         8.5%, 4/15/25 (a) ..........................................    2,746,176
                                                                                         ---------
                        Total Gov't National Mortgage Association
                         (Cost $4,046,188) ..........................................    4,116,397
                                                                                         ---------

           ----------------------------------------------------------------------------------------
  12.5%             U.S. GOVERNMENT AGENCY PASS-THRUS
           ----------------------------------------------------------------------------------------

           1,535,894    Federal National Mortgage Association 8%, 12/1/09 (a) .......    1,579,620
           6,850,190    Federal National Mortgage Association 7% with various
                         maturities to, 7/1/26 (a) ..................................    6,721,749
                                                                                         ---------
                        Total U.S. Government Agency Pass-thrus
                         (Cost $8,207,189) ..........................................    8,301,369
                                                                                         ---------

           ----------------------------------------------------------------------------------------
   0.9%             COLLATERALIZED MORTGAGE OBLIGATIONS
           ----------------------------------------------------------------------------------------

             590,321    Federal Home Loan Mortgage Corp. 8% with various
                         maturities to 4/1/08 (a) ...................................      604,748
                 228    Federal National Mortgage Association, REMIC, 8.5%,
                         4/25/18 (a) ................................................          227
                                                                                         ---------
                        Total Collateralized Mortgage Obligations
                         (Cost $605,756) ............................................      604,975
                                                                                         ---------

           ----------------------------------------------------------------------------------------
   5.5%             FOREIGN BONDS - U. S. $ DENOMINATED
           ----------------------------------------------------------------------------------------

           1,625,000    Fage Dairy Industry SA, 9%, 2/1/07 ..........................    1,547,813
           1,000,000    Korea Development Bank, 9.6%, 12/1/00 .......................    1,086,230
           1,000,000    Nippon Telegraph & Telephone Corp., 9.5%, 7/27/98 ...........    1,034,460
                                                                                         ---------
                        Total Foreign Bonds - U.S.$ Denominated
                         (Cost $3,710,849) ..........................................    3,668,503
                                                                                         ---------

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

                          % of      Principal                                                         Market
                        Portfolio  Amount ($)                                                        Value ($)
--------------------------------------------------------------------------------------------------------------
                                   ---------------------------------------------------------------------------
                          6.6%              ASSET BACKED
                                   ---------------------------------------------------------------------------

Automobile Receivables    1.5%     1,000,000  Premier Auto Trust Asset Backed Certificate Series 1
                                               996-3 A4, 6.75%, 11/6/00 ..........................   1,007,810
                                                                                                    ----------

Credit Card
Receivables               1.5%     1,000,000  Standard Credit Card Trust, Series 1990-3B, 9.85%,
                                               7/10/97 ...........................................   1,000,620
                                                                                                    ----------

Home Equity Loans         2.6%     1,499,989  Contimortgage Home Equity Loan Trust, Series
                                               1996-1 A2, 5.58%, 1/15/11 .........................   1,494,829
                                     244,310  United Companies Financial Corp., Home Equity Loan
                                               Series 1993-B1, 6.075%, 7/25/14 ...................     239,270
                                                                                                    ----------
                                                                                                     1,734,099
                                                                                                    ----------

Manufactured Housing
Receivables               1.0%       650,000  Green Tree Financial Corp. Series 1997-1 B2, 7.76%,
                                               3/15/28 ...........................................     640,199
                                                                                                    ----------
                                              Total Asset Backed (Cost $4,515,718) ...............   4,382,728
                                                                                                    ----------
                                   ---------------------------------------------------------------------------
                         41.7%              CORPORATE BONDS
                                   ---------------------------------------------------------------------------

Consumer Staples          1.7%     1,000,000  J. Seagram & Sons Inc., 9%, 8/15/21 ................   1,146,060
                                                                                                    ----------

Financial                19.9%     2,000,000  Associates Corp. of North America, 6.625%, 5/15/01 .   1,994,000
                                   1,000,000  BankAmerica Corp., 7.125%, 5/1/06 ..................   1,003,010
                                   1,000,000  First Industrial LP, 7.6%, 5/15/07 .................   1,016,900
                                   1,750,000  First Union Capital II, 7.85%, 1/1/27 ..............   1,710,223
                                   1,500,000  Highwoods/Forsyth L.P., 7%, 12/1/06 ................   1,454,145
                                     750,000  People's Heritage Bank, 9.06%, 2/1/27 ..............     775,313
                                     500,000  Security Capital Industrial Trust, 7.81%, 2/1/15 ...     519,656
                                     750,000  Spieker Properties, Inc., 7.875%, 12/1/16 ..........     726,023
                                   1,000,000  Susa Partnership L.P., 7.125%, 11/1/03 .............     994,440
                                   1,000,000  Susa Partnership L.P., 8.2%, 6/1/17 ................   1,025,610
                                     500,000  Taubman Realty Group LP Medium Term Note, 8%,
                                               7/30/01 ...........................................     513,410
                                   1,500,000  US West Capital Funding Inc., 7.9%, 1/1/27 .........   1,515,300
                                                                                                    ----------
                                                                                                    13,248,030
                                                                                                    ----------

Media                     4.7%     1,000,000  Outdoor Systems, Inc., 8.875%, 6/15/07 .............     975,000
                                   1,000,000  Tele-Communications, Inc., 8.65%, 9/15/04 ..........   1,055,320
                                   1,000,000  Time Warner Inc., 9.125%, 1/15/13 ..................   1,105,720
                                                                                                    ----------
                                                                                                     3,136,040
                                                                                                    ----------

Durables                  3.2%     1,000,000  Lockheed Martin Corp., 9%, 1/15/22 .................   1,150,570
                                   1,000,000  Northrop Grumman Corp., 7.875%, 3/1/26 .............   1,012,670
                                                                                                    ----------
                                                                                                     2,163,240
                                                                                                    ----------

Manufacturing             2.2%     1,000,000  ARCO Chemical Co., 9.375%, 12/15/05 ................   1,145,190
                                     300,000  GFSI Inc., 9.625%, 3/1/07 ..........................     302,700
                                                                                                    ----------
                                                                                                     1,447,890
                                                                                                    ----------

Technology                3.8%       500,000  Amphenol Corp., 9.875%, 5/15/07 ....................     515,750
                                   1,000,000  International Business Machines Corp., 7%, 10/30/45      929,010
                                   1,000,000  Loral Corp., 8.375%, 6/15/24 .......................   1,089,130
                                                                                                    ----------
                                                                                                     2,533,890
                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

                          % of      Principal                                                         Market
                        Portfolio  Amount ($)                                                        Value ($)
--------------------------------------------------------------------------------------------------------------
Energy                    1.6%      750,000   Barrett Resources Corp., 7.55%, 2/1/07 .............     778,828
                                    300,000   Dawson Production Services, Inc., 9.375%, 2/1/07 ...     303,000
                                                                                                    ----------
                                                                                                     1,081,828
                                                                                                    ----------

Transportation            3.0%      675,000   Atlantic Express, Inc., 10.75%, 2/1/04 .............     702,000
                                    500,000   Newport News Shipbuilding Co., 8.625%, 12/1/06 .....     517,500
                                    750,000   Norfolk Southern Corp., 7.8%, 5/15/27 ..............     770,325
                                                                                                    ----------
                                                                                                     1,989,825
                                                                                                    ----------

Service Industries/
Miscellaneous
Commercial Services       0.8%      500,000   Pierce Leahy Corp., 9.125%, 7/15/07 ................     500,000
                                                                                                    ----------

Utilities                 0.8%      500,000   Houston Light & Power Capital Corp., 8.257%,
                                               2/1/37 ............................................     531,250
                                              Total Corporate Bonds (Cost $26,974,272) ...........  27,778,053
                                                                                                    ----------

--------------------------------------------------------------------------------------------------------------
                                              Total Investment Portfolio -- 100.0%
                                               (Cost $65,888,371) (b) ............................  66,585,120
                                                                                                    ==========
--------------------------------------------------------------------------------------------------------------

(a) Effective maturities will be shorter due to prepayments.

(b) At July 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $65,896,264 was as follows:

      Aggregate gross unrealized appreciation for all
        investments in which there is an excess of market
        value over tax cost ................................    $1,183,202

      Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over market value ..................................       494,346
                                                                ----------

      Net unrealized appreciation ..........................    $  688,856
                                                                ==========
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the six months ended June 30, 1997, aggregated $15,678,409 and $15,070,976, respectively. Purchases and sales of U.S. Government securities for the six months ended June 30, 1997, aggregated $345,495 and $6,578,507, respectively.
--------------------------------------------------------------------------------
      The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1997, for the Bond Portfolio, was $128,899,607 and $128,899,607.

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1997 (Unaudited)
---------------------------------------------------------------------------------------------
Assets
Investments, at market (including repurchase agreements of
   $8,455,000) (identified cost $65,888,371) .....................                $66,585,120
Cash .............................................................                      1,662
Foreign currency, at value (cost $70) ............................                         65
Receivables:
   Interest ......................................................                    792,863
   Receivable for daily variation margin on open futures contracts                     22,317
   Portfolio shares sold .........................................                     21,843
   Other assets ..................................................                      1,174
                                                                                  -----------
      Total assets ...............................................                 67,425,044
Liabilities
Payables:
   Investments purchased .........................................    $1,474,719
   Portfolio shares redeemed .....................................        72,660
   Payable for daily variation margin on open futures contracts ..        15,491
   Accrued management fee ........................................        26,049
   Other payables and accrued expenses ...........................        10,264
                                                                      ----------
      Total liabilities ..........................................                  1,599,183
                                                                                  -----------
Net assets, at market value ......................................                $65,825,861
                                                                                  ===========
Net Assets
Net assets consist of:
   Undistributed net investment income ...........................                $ 1,072,996
   Net unrealized appreciation (depreciation) on:
      Investments ................................................                    696,749
      Foreign currency related transactions ......................                         (5)
   Accumulated net realized gain (loss) ..........................                     (9,774)
   Paid-in capital ...............................................                 64,065,895
                                                                                  -----------
Net assets, at market value ......................................                $65,825,861
                                                                                  ===========
Net asset value, offering and redemption price per share
   ($65,825,861 / 9,843,683 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)                 $      6.69
                                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                Six Months Ended June 30, 1997 (Unaudited)
----------------------------------------------------------------------------------------------
Investment income
   Interest .......................................................                $2,292,919
   Expenses:
      Management fee ..............................................    $ 151,429
      Custodian fees ..............................................        7,855
      Accounting fees .............................................       19,453
      Reports to shareholders .....................................          778
      Trustees' fees ..............................................        8,753
      Registration fees ...........................................        2,920
      Auditing ....................................................        1,907
      Other .......................................................        3,537      196,632
                                                                       ---------   ----------
   Net investment income ..........................................                 2,096,287
                                                                                   ----------

Net realized and unrealized gain (loss) on investment
   transactions
   Net realized gain (loss) from:
      Investments .................................................       43,537
      Futures .....................................................       46,886       90,423
                                                                       ---------   ----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments .................................................     (218,992)
      Foreign currency related transactions .......................           (5)    (218,997)
                                                                       ---------   ----------
   Net loss on investment transactions ............................                  (128,574)
                                                                                   ----------
Net increase in net assets resulting from operations ..............                $1,967,713
                                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                        Ended            Year
                                                                       June 30,          Ended
                                                                         1997        December 31,
Increase (Decrease) in Net Assets                                     (Unaudited)        1996
--------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..........................................  $  2,096,287   $  3,806,734
   Net realized gain from investment transactions .................        90,423        598,986
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ..............................      (218,997)    (2,514,348)
                                                                     ------------   ------------
Net increase in net assets resulting from operations ..............     1,967,713      1,891,372
                                                                     ------------   ------------
Distributions to shareholders from:
   Net investment income ..........................................    (2,098,487)    (5,405,378)
   Net realized gains from investment transactions ................      (189,814)            --
                                                                     ------------   ------------
Portfolio share transactions:
   Proceeds from shares sold ......................................     6,658,288     27,555,910
   Net asset value of shares issued to shareholders in
      reinvestment of distributions ...............................     2,288,301      5,405,378
   Cost of shares redeemed ........................................    (8,569,561)   (36,192,318)
                                                                     ------------   ------------
Net increase (decrease) in net assets from Portfolio share
   transactions ...................................................       377,028     (3,231,030)
                                                                     ------------   ------------
Increase (Decrease) in net assets .................................        56,440     (6,745,036)
Net assets at beginning of period .................................    65,769,421     72,514,457
                                                                     ------------   ------------
Net assets at end of period (including undistributed net investment
   income of $1,072,996 and $1,075,196, respectively) .............  $ 65,825,861   $ 65,769,421
                                                                     ============   ============

Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .........................     9,775,320     10,126,562
                                                                     ------------   ------------
   Shares sold ....................................................     1,005,685      4,122,227
   Shares issued to shareholders in reinvestment of distributions .       349,244        806,843
   Shares redeemed ................................................    (1,286,566)    (5,280,312)
                                                                     ------------   ------------
   Net increase (decrease) in Portfolio shares ....................        68,363       (351,242)
                                                                     ------------   ------------
Shares outstanding at end of period ...............................     9,843,683      9,775,320
                                                                     ============   ============

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                 Six Months
                                   Ended
                                  June 30,                                    Years Ended December 31,
                                    1997      ------------------------------------------------------------------------------------
                                 (Unaudited)   1996      1995     1994      1993     1992      1991     1990      1989       1988
                                 -----------  ------------------------------------------------------------------------------------
Net asset value,
  beginning of  period ..........  $ 6.73     $ 7.16   $  6.48   $ 7.42   $  7.19   $ 7.37   $  6.73   $ 6.72   $  6.39   $  6.47
                                   ------     ------   -------   ------   -------   ------   -------   ------   -------   -------
Income from investment
  operations:
   Net investment
     income (a) .................     .22        .41       .44      .43       .48      .49       .52      .53       .54       .54
   Net realized and
     unrealized gain (loss)
     on investment
     transactions ...............    (.02)      (.22)      .69     (.77)      .38     (.02)      .61     (.02)      .18      (.19)
                                   ------     ------   -------   ------   -------   ------   -------   ------   -------   -------
Total from investment
  operations ....................     .20        .19      1.13     (.34)      .86      .47      1.13      .51       .72       .35
                                   ------     ------   -------   ------   -------   ------   -------   ------   -------   -------
Less distributions from:
  Net investment income .........    (.22)      (.62)     (.45)    (.43)     (.48)    (.46)     (.47)    (.50)     (.39)     (.43)
  Net realized gains on
   investment transactions ......    (.02)        --        --     (.17)     (.15)    (.19)     (.02)      --        --        --
                                   ------     ------   -------   ------   -------   ------   -------   ------   -------   -------
Total distributions .............    (.24)      (.62)     (.45)    (.60)     (.63)    (.65)     (.49)    (.50)     (.39)     (.43)
                                   ------     ------   -------   ------   -------   ------   -------   ------   -------   -------
Net asset value,
end of period ...................  $ 6.69     $ 6.73   $  7.16   $ 6.48   $  7.42   $ 7.19   $  7.37   $ 6.73   $  6.72   $  6.39
                                   ======     ======   =======   ======   =======   ======   =======   ======   =======   =======
Total Return (%) ................    3.08**     2.82     18.17    (4.79)    12.38     7.01     17.61     8.06     11.65      5.46
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ...........      66         66        73      142       129      113        74       42        22         3
Ratio of operating expenses,
  net to average net
  assets (%) ....................     .62*       .61       .56      .58       .61      .63       .69      .73       .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) ....................     .62*       .61       .56      .58       .61      .63       .69      .73       .84      1.40
Ratio of net investment
  income to average
  net assets (%) ................    6.59*      6.20      6.29     6.43      6.59     6.89      7.51     8.05      8.04      7.86
Portfolio turnover rate (%) .....   58.27*     85.11    177.21    96.55    125.15    87.00    115.86    71.02    103.41    245.23

                                    -----------
                                        1987
                                    -----------

Net asset value,
  beginning of  period ..........     $  6.67
                                      -------
Income from investment
  operations:
   Net investment
     income (a) .................         .49
   Net realized and
     unrealized gain (loss)
     on investment
     transactions ...............        (.40)
                                      -------
Total from investment
  operations ....................         .09
                                      -------
Less distributions from:
  Net investment income .........        (.29)
  Net realized gains on
   investment transactions ......          --
                                      -------
Total distributions .............        (.29)
                                      -------
Net asset value,
end of period ...................     $  6.47
                                      =======
Total Return (%) ................        1.22
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ...........           3
Ratio of operating expenses,
  net to average net
  assets (%) ....................         .75
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) ....................        2.01
Ratio of net investment
  income to average
  net assets (%) ................        7.53
Portfolio turnover rate (%) .....      186.05

(a)   Based on average shares outstanding during the period
*     Annualized
**    Not Annualized

                               BALANCED PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1997 (Unaudited)

                               % of        Principal                                                            Market
                             Portfolio    Amount ($)                                                           Value ($)
------------------------------------------------------------------------------------------------------------------------
                                                 -----------------------------------------------------------------------
                                6.2%             REPURCHASE AGREEMENT
                                                 -----------------------------------------------------------------------

                                        6,377,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                      dated 6/30/97 at 5.9% to be repurchased at $6,378,045
                                                      on 7/1/97, collateralized by a $5,921,000 U.S. Treasury
                                                      Note, 8.5%, 2/15/00 (Cost $6,377,000) .............      6,377,000

                                                 -----------------------------------------------------------------------
                                6.8%             U.S. GOVERNMENT & AGENCIES
                                                 -----------------------------------------------------------------------

                                        1,200,000    U.S. Treasury Bond, 7.25%, 5/15/16 .................      1,251,372
                                        1,300,000    U.S. Treasury Bond, 6.25%, 8/15/23 .................      1,203,514
                                        1,000,000    U.S. Treasury Note, 5.25%, 7/31/98 .................        993,750
                                        2,000,000    U.S. Treasury Note, 5.75%, 12/31/98 ................      1,994,060
                                          500,000    U.S. Treasury Note, 6.125%, 7/31/00 ................        498,280
                                        1,150,000    U.S. Treasury Note, 5.625%, 11/30/00 ...............      1,126,460
                                                                                                            ------------
                                                     Total U.S. Government & Agencies (Cost $7,200,705) .      7,067,436
                                                                                                            ------------
                                                 -----------------------------------------------------------------------
                               2.5%              GOVERNMENT NATIONAL MORTGAGE ASSOC.
                                                 -----------------------------------------------------------------------

                                          461,056    Government National Mortgage Association Pass-thru
                                                      10%, 8/15/20 (a) ..................................        507,706
                                          526,092    Government National Mortgage Association Pass-thru
                                                      8.75%, 12/15/24 (a) ...............................        544,010
                                        1,522,732    Government National Mortgage Association Pass-thru
                                                      8.5% with various maturities to 9/15/26 (a) .......      1,582,981
                                                                                                            ------------
                                                     Total Government National Mortgage Assoc.
                                                      (Cost $2,557,599) .................................      2,634,697
                                                                                                            ------------
                                                 -----------------------------------------------------------------------
                               6.7%              U. S. GOVERNMENT AGENCY PASS-THRUS
                                                 -----------------------------------------------------------------------

                                        2,511,577    Federal National Mortgage Association 6.5% with various
                                                      maturities to 2/1/26 (a) ..........................      2,407,981

                                        4,619,998    Federal National Mortgage Association 7% with various
                                                      maturities to 9/1/26 (a) ..........................      4,529,902
                                                                                                            ------------
                                                     Total U.S. Government Agency Pass-thrus
                                                      (Cost $6,885,674) .................................      6,937,883
                                                                                                            ------------
                                                 -----------------------------------------------------------------------
                               1.0%              COLLATERALIZED MORTGAGE OBLIGATIONS
                                                 -----------------------------------------------------------------------

                                          983,868    Federal Home Loan Mortgage Corp. 8% with various
                                                      maturities to 4/1/08 (a) ..........................      1,007,913
                                              228    Federal National Mortgage Association, REMIC, 8.5%,
                                                      4/25/18 (a) .......................................            227
                                                                                                            ------------
                                                     Total Collateralized Mortgage Obligations
                                                      (Cost $1,009,452) .................................      1,008,140
                                                                                                            ------------
                                                 -----------------------------------------------------------------------
                               0.5%              FOREIGN BONDS - U.S. $ DENOMINATED
                                                 -----------------------------------------------------------------------

                                          250,000    ABN-AMRO Bank NV, 7.75%, 5/15/23 ...................        255,323
                                          250,000    Seagram Co., Ltd., 6.875%, 9/1/23 ..................        229,238
                                                                                                            ------------
                                                     Total Foreign Bonds - U.S. $ Denominated Total
                                                      (Cost $461,469) ...................................        484,561
                                                                                                            ------------

     The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of        Principal                                                            Market
                             Portfolio    Amount ($)                                                           Value ($)
------------------------------------------------------------------------------------------------------------------------
                                                 -----------------------------------------------------------------------
                                2.2%             ASSET BACKED
                                                 -----------------------------------------------------------------------

      Automobile
      Receivables               0.6%       68,074    Premier Auto Trust Asset Backed Certificate
                                                      Series 1994-3, 6.8%, 12/2/99 ......................         68,392
                                          500,000    Premier Auto Trust Asset Backed Certificate
                                                      Series 1996-3, 6.5%, 3/6/00 .......................        502,185
                                                                                                            ------------
                                                                                                                 570,577
                                                                                                            ------------

      Credit Card Receivables   1.1%      850,000    Sears Credit Account Master Trust, Series 1995-4,
                                                      6.25%, 1/15/03 ....................................        851,590
                                          250,000    Standard Credit Card Trust, Series 1990-6B,
                                                      9.625%, 9/10/97 ...................................        251,718
                                                                                                            ------------
                                                                                                               1,103,308
                                                                                                            ------------

      Home Equity Loans         0.5%      499,996    Contimortgage Home Equity Loan Trust, Series 1996-1A2,
                                                      5.58%, 1/15/11 ....................................        498,276
                                           61,078    United Companies Financial Corp., Home Equity Loan
                                                      Series 1993-B1, 6.075%, 7/25/14 ...................         59,818
                                                                                                            ------------
                                                                                                                 558,094
                                                                                                            ------------
                                                     Total Asset Backed (Cost $2,252,238) ...............      2,231,979
                                                                                                            ------------
                                                 -----------------------------------------------------------------------
                               13.1%             CORPORATE BONDS
                                                 -----------------------------------------------------------------------

      Consumer
      Discretionary             0.2%      250,000    Price/Costco Inc., 7.125%, 6/15/05 .................        247,995
                                                                                                            ------------
      Consumer Staples          0.3%      270,000    J. Seagram & Sons Inc., 7%, 4/15/08 ................        265,785
                                                                                                            ------------
      Financial                 6.8%      750,000    Associates Corp. of North America, 6.625%, 5/15/01 .        747,750
                                        1,000,000    Deutsche Bank, 7.5%, 4/25/09 .......................      1,022,930
                                        1,000,000    Highwoods/Forsyth L.P., 7%, 12/1/06 ................        969,430
                                          500,000    Midland Bank PLC, 6.95%, 3/15/11 ...................        480,905
                                          250,000    NationsBank Corp., 7.25%, 10/15/25 .................        239,558
                                        1,000,000    Southern National Corp., 7.05%, 5/23/03 ............      1,000,260
                                          750,000    Spieker Properties, Inc., 7.875%, 12/1/16 ..........        726,023
                                          500,000    Susa Partnership L.P., 8.2%, 6/1/17 ................        512,805
                                          800,000    US West Capital Funding Inc., 7.9%, 1/1/27 .........        808,160
                                          500,000    Wells Fargo & Co., 6.875%, 4/1/06 ..................        490,895
                                                                                                            ------------
                                                                                                               6,998,716
                                                                                                            ------------
      Media                     1.6%      500,000    Tele-Communications, Inc., 8.65%, 9/15/04 ..........        527,660
                                        1,000,000    Time Warner Inc., 9.125%, 1/15/13 ..................      1,105,720
                                                                                                            ------------
                                                                                                               1,633,380

      Durables                  0.8%      250,000    Lockheed Martin Corp., 9%, 1/15/22 .................        287,643
                                          500,000    Northrop Grumman Corp., 7.875%, 3/1/26 .............        506,335
                                                                                                            ------------
                                                                                                                 793,978
                                                                                                            ------------
      Manufacturing             0.3%      250,000    Corning Inc., 8.75%, 7/15/99 .......................        260,660
                                                                                                            ------------
      Technology                0.5%      500,000    Loral Corp., 8.375%, 6/15/24 .......................        544,565
                                                                                                            ------------
      Energy                    0.8%      500,000    Atlantic Richfield Co., 8.25%, 2/1/22 ..............        539,750
                                          250,000    Enron Corp., 10%, 6/1/98 ...........................        258,470
                                                                                                            ------------
                                                                                                                 798,220
                                                                                                            ------------

     The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of        Principal                                                            Market
                             Portfolio    Amount ($)                                                           Value ($)
------------------------------------------------------------------------------------------------------------------------
      Metals & Minerals         0.9%    1,000,000    Potash Corp., 7.125%, 6/15/07 ......................        995,900
                                                                                                            ------------
      Transportation            0.7%      100,000    American Airlines, 8.8%, 9/16/15 ...................        107,418
                                          100,000    American Airlines, 8.39%, 1/2/17 ...................        104,580
                                          500,000    Norfolk Southern Corp., 7.8%, 5/15/27 ..............        513,550
                                                                                                            ------------
                                                                                                                 725,548
                                                                                                            ------------
      Utilities                 0.2%      250,000    Commonwealth Edison Co., 9.05%, 10/15/99 ...........        260,853
                                                                                                            ------------
                                                     Total Corporate Bonds (Cost $13,266,350) ...........     13,525,600
                                                                                                            ------------
                                                 -----------------------------------------------------------------------
                               61.0%             COMMON STOCKS
                                                 -----------------------------------------------------------------------
                                                 Shares
                                                 -----------------------------------------------------------------------

Consumer
Discretionary                   5.7%

      Department & Chain
      Stores                    4.3%       15,100    Federated Department Stores, Inc.* .................        524,725
                                           22,400    Home Depot, Inc. ...................................      1,544,200
                                           31,100    Price/Costco Inc.* .................................      1,022,413
                                           39,700    Wal-Mart Stores Inc. ...............................      1,342,356
                                                                                                            ------------
                                                                                                               4,433,694
                                                                                                            ------------
      Hotels & Casinos          0.7%       41,400    Host Marriott Corp .................................        737,438
                                                                                                            ------------
      Specialty Retail          0.7%       53,300    Corporate Express, Inc. ............................        769,519
                                                                                                            ------------
Consumer Staples               14.1%

      Alcohol & Tobacco         1.8%       42,800    Philip Morris Companies Inc. .......................      1,899,250
                                                                                                            ------------
      Consumer Specialties      0.6%       13,700    Samsonite Corp. ....................................        604,513
                                                                                                            ------------
      Food & Beverage           3.7%       44,700    Coca-Cola Co., Inc. ................................      3,017,250
                                           14,200    Interstate Bakeries Corp. ..........................        842,238
                                                                                                            ------------
                                                                                                               3,859,488
                                                                                                            ------------
      Package Goods/
      Cosmetics                 8.0%       20,700    Avon Products Inc. ................................       1,460,644
                                           30,800    Colgate-Palmolive Co. .............................       2,009,700
                                           17,945    Gillette Co. ......................................       1,700,289
                                           13,200    Procter & Gamble Co. ..............................       1,864,500
                                           22,600    Revlon, Inc. "A" ..................................       1,170,963
                                                                                                            ------------
                                                                                                               8,206,096
                                                                                                            ------------
Health                         12.4%

      Biotechnology             1.0%       12,300    Guidant Corp. .....................................       1,045,500
                                                                                                            ------------
      Health Industry
      Services                  0.7%       10,500    HBO & Company, Inc. ...............................         723,188
                                                                                                            ------------
      Hospital Management       0.6%       21,100    Tenet Healthcare Corp. ............................         623,769
                                                                                                            ------------
      Medical Supply &
      Specialty                 0.6%       10,800    Boston Scientific Corp. ...........................         663,525
                                                                                                            ------------

     The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of                                                                             Market
                             Portfolio     Shares                                                              Value ($)
------------------------------------------------------------------------------------------------------------------------
      Pharmaceuticals           9.5%       15,058    Eli Lilly & Co. ...................................       1,646,028
                                           24,000    Johnson & Johnson .................................       1,545,000
                                           21,700    Merck & Co. Inc. ..................................       2,245,950
                                           12,000    Pfizer, Inc. ......................................       1,434,000
                                           17,700    SmithKline Beecham PLC (ADR) ......................       1,621,763
                                           10,900    Warner-Lambert Co. ................................       1,354,315
                                                                                                            ------------
                                                                                                               9,847,056
                                                                                                            ------------
Financial                       3.2%

      Banks                     0.7%       11,900    NationsBank Corp. .................................         767,550
                                                                                                            ------------
      Insurance                 1.8%       12,250    American International Group, Inc. ................       1,829,844
                                                                                                            ------------
      Other Financial
      Companies                 0.7%       15,600    Federal National Mortgage Association .............         680,550
                                                                                                            ------------
Media                           3.6%

      Advertising               1.6%       14,300    Interpublic Group of Companies Inc. ...............         876,769
                                           19,400    Outdoor Systems, Inc. .............................         742,050
                                                                                                            ------------
                                                                                                               1,618,819
                                                                                                            ------------
      Broadcasting &
       Entertainment            2.0%       23,300    Clear Channel Communications, Inc. ................       1,432,950
                                            8,000    Walt Disney Co. ...................................         642,000
                                                                                                            ------------
                                                                                                               2,074,950
                                                                                                            ------------
Service Industries              3.3%

      Edp Services              1.2%       29,400    Electronic Data Systems Corp. .....................       1,205,400
                                                                                                            ------------
      Miscellaneous Consumer
      Services                  1.4%       24,100    CUC International Inc. ............................         622,081
                                           25,600    Service Corp. International .......................         841,600
                                                                                                            ------------
                                                                                                               1,463,681
                                                                                                            ------------

      Printing/Publishing       0.7%       11,800    Reuters Holdings PLC "B" (ADR) ....................         743,400
                                                                                                            ------------
Durables                        2.8%

      Aerospace                 1.0%       11,700    Allied Signal Inc. ................................         982,800
                                                                                                            ------------
      Telecommunications
       Equipment                1.8%       21,900    Ascend Communications, Inc.* ......................         862,313
                                           13,700    Nokia AB Oy "A" (ADR) .............................       1,010,375
                                                                                                            ------------
                                                                                                               1,872,688
                                                                                                            ------------
Manufacturing                   4.8%

      Diversified Manufacturing            45,400    General Electric Co. ..............................       2,968,025
                                            9,100    Honeywell, Inc. ...................................         690,463
                                           19,400    Textron, Inc. .....................................       1,287,675
                                                                                                            ------------
                                                                                                               4,946,163
                                                                                                            ------------

     The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of                                                                             Market
                             Portfolio     Shares                                                              Value ($)
------------------------------------------------------------------------------------------------------------------------
Technology                     10.3%

      Computer Software         3.4%       12,350    Computer Associates International, Inc. ...........         687,741
                                           16,800    Microsoft Corp. ...................................       2,123,100
                                           12,900    PeopleSoft Inc. ...................................         680,475
                                                                                                            ------------
                                                                                                               3,491,316
                                                                                                            ------------
      Diverse Electronic
      Products                  1.7%       14,900    Applied Materials, Inc.* ..........................       1,055,106
                                           18,700    Teradyne Inc.* ....................................         733,975
                                                                                                            ------------
                                                                                                               1,789,081
                                                                                                            ------------
      Electronic Data
      Processing                1.4%       16,200    Ceridian Corp. ....................................         684,450
                                            7,400    Compaq Computer Corp.* ............................         734,450
                                                                                                            ------------
                                                                                                               1,418,900
                                                                                                            ------------
      Office/Plant
      Automation                1.4%       16,000    3Com Corp.* .......................................         720,000
                                           11,500    Cisco Systems, Inc.* ..............................         771,938
                                                                                                            ------------
                                                                                                               1,491,938
                                                                                                            ------------

      Semiconductors            2.4%       19,600    Advanced Micro Devices Inc.* ......................         705,600
                                            6,500    Intel Corp. .......................................         921,781
                                           27,500    National Semiconductor Corp. ......................         842,188
                                                                                                            ------------
                                                                                                               2,469,569
                                                                                                            ------------
Construction                    0.8%

      Building Products                    18,200    American Standard Companies, Inc. .................         814,450
                                                                                                            ------------
                                                     Total Common Stocks (Cost $44,345,512) ............      63,074,135
                                                                                                            ------------

========================================================================================================================

                                                     Total Investment Portfolio -- 100.0%
                                                      (Cost $84,355,999) (b) ...........................     103,341,431
                                                                                                             ===========
========================================================================================================================

*    Non-income producing security.

(a)  Effective maturities will be shorter due to prepayments.

(b) At June 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $84,367,911 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
       is an excess of market value over tax cost ......................................................      19,918,587

     Aggregate gross unrealized depreciation for all investments in which there is an
       excess of tax cost over market value ............................................................         945,067
                                                                                                            ------------
     Net unrealized appreciation .......................................................................    $ 18,973,520
                                                                                                            ============

------------------------------------------------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the six months ended June
     30, 1997, aggregated $23,258,337 and $21,266,429, respectively. Sales of
     U.S. Government securities for the six months ended June 30, 1997, aggregated $1,643,054.

     The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1997 (Unaudited)
-----------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $84,355,999) ............           $ 103,341,431
Cash ............................................................                     692
Foreign Currency, at value (cost $63) ...........................                      56
Receivables:
   Dividends and interest .......................................                 448,465
   Portfolio shares sold ........................................                  73,160
   Foreign taxes recoverable ....................................                     177
   Other assets .................................................                   1,704
                                                                            -------------
      Total assets ..............................................             103,865,685
Liabilities
Payables:
   Portfolio shares redeemed ....................................  $35,305
   Accrued management fee .......................................   40,570
   Other payables and accrued expenses ..........................   23,092
                                                                  --------
      Total liabilities .........................................                  98,967
                                                                            -------------
Net assets, at market value .....................................           $ 103,766,718
                                                                            =============

Net Assets

Net assets consist of:
   Undistributed net investment income ..........................           $     747,979
   Net unrealized appreciation (depreciation) on:
      Investments ...............................................              18,985,432
      Foreign currency related transactions .....................                      (7)
   Accumulated net realized gain ................................               3,261,196
   Paid-in capital ..............................................              80,772,118
                                                                            -------------
Net assets, at market value .....................................           $ 103,766,718
                                                                            =============
Net asset value, offering and redemption price per share
   ($103,766,718/8,344,085 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)           $       12.44
                                                                            =============

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
      STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1997 (Unaudited)
-----------------------------------------------------------------------------------------
Investment income
   Income:
      Interest ..................................................               $   1,334,846
      Dividends (net of foreign taxes withheld of $4,181) .......                     288,951
                                                                                -------------
                                                                                    1,623,797
   Expenses:
      Management fee ............................................     $224,141
      Custodian fees ............................................       10,583
      Accounting fees ...........................................       19,173
      Trustees' fees ............................................        8,923
      Auditing ..................................................        5,950
      Legal .....................................................        1,578
      Registration fees .........................................        1,125
      Reports to shareholders ...................................          407
      Other .....................................................        4,901        276,781
                                                                      --------  -------------
   Net investment income ........................................                   1,347,016
                                                                                -------------
Net ealized and unrealized gain on investment transactions

Net realized gain from:
      Investments ...............................................                   3,414,942
                                                                                -------------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ...............................................    8,428,580
      Foreign currency related transactions .....................           (7)     8,428,573
                                                                      --------  -------------
   Net gain on investment transactions ..........................                  11,843,515
                                                                                -------------
Net increase in net assets resulting from operations ............               $  13,190,531
                                                                                =============

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                        Ended         Year
                                                                       June 30,       Ended
                                                                         1997      December 31,
Increase (Decrease) in Net Assets                                    (Unaudited)      1996
-----------------------------------------------------------------------------------------------
Operations:
   Net investment income ........................................  $   1,347,016   $  2,208,747
   Net realized gain from investment transactions ...............      3,414,942      4,899,761
   Net unrealized appreciation on investment transactions
      during the period .........................................      8,428,573      1,635,671
                                                                   -------------   ------------
Net increase in net assets resulting from operations ............     13,190,531      8,744,179
                                                                   -------------   ------------
Distributions to shareholders from:
   Net investment income ........................................     (1,271,214)    (2,028,500)
                                                                   -------------   ------------
   Net realized gains from investment transactions ..............     (4,951,322)    (1,925,657)
                                                                   -------------   ------------
Portfolio share transactions:
   Proceeds from shares sold ....................................     12,069,718     25,991,787
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .............................      6,222,536      3,954,157
   Cost of shares redeemed ......................................     (9,836,368)   (14,318,918)
                                                                   -------------   ------------
Net increase in net assets from portfolio share transactions ....      8,455,886     15,627,026
                                                                   -------------   ------------
Increase in net assets ..........................................     15,423,881     20,417,048
Net assets at beginning of period ...............................     88,342,837     67,925,789
                                                                   -------------   ------------
Net assets at end of period (including undistributed net
   investment income of $747,979 and $672,177, respectively) ....  $ 103,766,718   $ 88,342,837
                                                                   =============   ============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .......................      7,608,722      6,206,064
                                                                   -------------   ------------
   Shares sold ..................................................      1,037,941      2,336,334
   Shares issued to shareholders in reinvestment of distributions        541,838        360,527
   Shares redeemed ..............................................       (844,416)    (1,294,203)
                                                                   -------------   ------------
   Net increase in Portfolio shares .............................        735,363      1,402,658
                                                                   -------------   ------------
Shares outstanding at end of period .............................      8,344,085      7,608,722
                                                                   =============   ============

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                             Six Months
                               Ended
                              June 30,                               Years Ended December 31,
                                1997     -----------------------------------------------------------------------------------------
                            (Unaudited)   1996      1995    1994     1993       1992     1991     1990     1989     1988     1987
                            ------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .......  $11.61    $10.95   $ 8.97   $10.23   $10.02     $ 9.85   $ 8.10   $ 8.75   $ 7.62  $  6.88  $  7.35
Income from
  investment operations:
  Net investment
   income (a) ...............     .17       .31      .30      .29      .30        .29      .35      .42      .40      .33      .34
  Net realized and unrealized
   gain (loss) on investment
   transactions .............    1.46       .95     2.04     (.48)     .42        .36     1.77     (.59)    1.06      .64     (.45)
                               ------    ------   ------   ------   ------     ------   ------   ------   ------   ------    -----
Total from investment
  operations ................    1.63      1.26     2.34     (.19)     .72        .65     2.12     (.17)    1.46      .97     (.11)
                               ------    ------   ------   ------   ------     ------   ------   ------   ------   ------    -----
Less distributions from:
  Net investment income .....    (.16)     (.30)    (.30)    (.30)    (.28)      (.29)    (.37)    (.43)    (.33)    (.23)    (.23)
  Net realized gains on
   investment transactions ..    (.64)     (.30)    (.06)    (.77)    (.23)      (.19)      --     (.05)      --       --     (.13)
                               ------    ------   ------   ------   ------     ------   ------   ------   ------   ------    -----
Total distributions .........    (.80)     (.60)    (.36)   (1.07)    (.51)      (.48)    (.37)    (.48)    (.33)    (.23)    (.36)
                               ------    ------   ------   ------   ------     ------   ------   ------   ------   ------    -----
Net asset value,
  end of period .............  $12.44    $11.61   $10.95   $ 8.97   $10.23     $10.02   $ 9.85   $ 8.10   $ 8.75   $ 7.62   $ 6.88
                               ======    ======   ======   ======   ======     ======   ======   ======   ======   ======   ======
Total Return (%) ............   14.70**   11.89    26.67    (2.05)    7.45       6.96    26.93    (1.91)   19.50    14.21    (1.68)
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) .......     104        88       68       46       45         37       25       16       18       11       12
Ratio of operating
  expenses, net to
  average net assets (%) ....     .59*      .60      .65      .75      .75        .75      .75      .75      .75      .75      .75
Ratio of operating
  expense before expense
  reductions, to average
  daily net assets ..........     .59*      .60      .65      .75      .75        .75      .81      .75      .89     1.14     1.20
Ratio of net investment
  income to average net
  assets (%) ................    2.87*     2.82     3.01     3.19     3.01       3.01     4.00     5.15     4.74     4.48     4.42
Portfolio turnover rate (%) .   52.27*    67.56    87.98   101.64   133.95***   51.66    62.03    49.03    77.98   109.95   111.00
Average commission
  rate paid (b) .............  $.0538    $.0535   $   --   $   --   $   --     $   --   $   --   $   --   $   --  $   --   $    --

(a)  Based on average shares outstanding during the period.

(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after September 1, 1995.

*     Annualized

**    Not Annualized

*** On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk. The portfolio turnover rate increased due to implementing the present investment objective. Financial highlights for the seven periods ended December 31, 1993 should not be considered representative of the present Portfolio.

                           GROWTH AND INCOME PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1997 (Unaudited)

                               % of     Principal                                                             Market
                             Portfolio  Amount ($)                                                           Value ($)
-----------------------------------------------------------------------------------------------------------------------
                                3.6%          REPURCHASE AGREEMENT
                                        -------------------------------------------------------------------------------

                                        4,534,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                      dated 6/30/97 at 5.9%to be repurchased at $4,534,743
                                                      on 7/1/97, collateralized by a $4,276,000 U.S. Treasury
                                                      Note, 9.25%, 8/15/98 (Cost $4,534,000) ...............  4,534,000
                                                                                                              ---------
                                        -------------------------------------------------------------------------------
                                0.9%          CONVERTIBLE BONDS
                                        -------------------------------------------------------------------------------

Health                          0.2%

      Pharmaceuticals                     140,000    Sandoz Capital BVI Ltd., 2%, 10/6/02 ..................    209,300
                                                                                                              ---------
Financial                       0.1%

      Other Financial
      Companies                            40,000    First Financial Management Corp., 5%, 12/15/99 ........     81,250
                                                                                                              ---------
Service Industries              0.0%

      Miscellaneous
      Commercial Services                  54,000    Jardine Strategic Holdings Ltd., 7.5%, 5/7/49 .........     66,420
                                                                                                              ---------
Energy                          0.6%

      Oil Companies                        34,500    Atlantic Richfield Co., 9% Exchange Note ..............    741,750
                                                                                                              ---------
                                                     Total Convertible Bonds (Cost $1,150,927) .............  1,098,720
                                                                                                              ---------
                                        -------------------------------------------------------------------------------
                                2.0%          CONVERTIBLE PREFERRED STOCKS
                                        -------------------------------------------------------------------------------
                                           Shares
                                        -------------------------------------------------------------------------------

Consumer Discretionary          0.7%

      Department &
      Chain Stores                         15,700    Kmart 7.75% ...........................................    861,538
                                                                                                              ---------
Financial                       0.4%

      Consumer Finance          0.3%       10,400    Advanta Corp. 6.75% ...................................    356,200
                                                                                                              ---------
      Real Estate               0.1%        6,300    Security Capital Industrial Trust "B", 7% .............    175,613
                                                                                                              ---------
Manufacturing                   0.9%

      Containers & Paper        0.7%       31,000    Boise Cascade Corp. "G", Cum $1.58 ....................    883,500
                                                                                                              ---------
      Industrial Specialty      0.2%       10,000    Cooper Industries, Inc. 6% ............................    230,000
                                                                                                              ---------
                                                     Total Convertible Preferred Stocks (Cost $2,434,104) ..  2,506,851
                                                                                                              ---------
                                        -------------------------------------------------------------------------------
                               93.5%          COMMON STOCKS
                                        -------------------------------------------------------------------------------

Consumer Discretionary          4.1%

      Department &
      Chain Stores              4.1%       24,400     J.C. Penney Co., Inc. ................................  1,273,375

                                           17,600     May Department Stores ................................    831,600

                                            2,100     Mercantile Stores, Inc. ..............................    132,169

                                           32,300     Rite Aid Corp. .......................................  1,610,963
                                           25,500     Sears, Roebuck & Co. .................................  1,370,625
                                                                                                              ---------
                                                                                                              5,218,732
                                                                                                              ---------
      Hotels & Casinos          0.0%        3,563     Homestead Village, Inc. Warrants * (Expires 10/29/97).     30,285
                                                                                                              ---------

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                               % of                                                                        Market
                             Portfolio     Shares                                                         Value ($)
-------------------------------------------------------------------------------------------------------------------
Consumer Staples               11.0%
      Alcohol & Tobacco         3.5%       22,400    Anheuser-Busch Companies, Inc. .................       939,400
                                           68,400    Philip Morris Companies Inc. ...................     3,035,250
                                           15,080    RJR Nabisco Holdings Corp. .....................       497,640
                                                                                                        -----------
                                                                                                          4,472,290
                                                                                                        -----------
      Consumer Electronic &
      Photographic Products     1.2%       28,300    Whirlpool Corp. ................................     1,544,119
                                                                                                        -----------
      Food & Beverage           5.0%       16,600    General Mills, Inc. ............................     1,081,075
                                           60,000    H.J. Heinz Co. .................................     2,767,500
                                           11,600    Unilever NV (New York shares) ..................     2,528,800
                                                                                                        -----------
                                                                                                          6,377,375
                                                                                                        -----------
      Package Goods/
      Cosmetics                 1.3%       33,100    Kimberly-Clark Corp. ...........................     1,646,725
                                                                                                        -----------

Health                          8.1%

      Pharmaceuticals                      20,100    American Home Products Corp. ...................     1,537,650
                                           30,000    Baxter International Inc. ......................     1,567,500
                                           26,600    Bristol-Myers Squibb Co. .......................     2,154,600
                                           45,700    Schering-Plough Corp. ..........................     2,187,888
                                           10,900    SmithKline Beecham PLC (ADR) ...................       998,713
                                            5,300    Warner-Lambert Co. .............................       658,525
                                           18,200    Zeneca Group PLC ...............................       601,926
                                            6,100    Zeneca Group PLC (Sponsored ADR) ...............       604,663
                                                                                                        -----------
                                                                                                         10,311,465
                                                                                                        -----------

Communications                  7.3%

      Telephone/
      Communications                       39,900    Alltel Corp. ...................................     1,334,156
                                           20,400    Bell Atlantic Corp. ............................     1,547,850
                                           24,100    BellSouth Corp. ................................     1,117,638
                                           27,100    Frontier Corp. .................................       540,306
                                           43,800    GTE Corp. ......................................     1,921,725
                                           22,400    NYNEX Corp. ....................................     1,290,800
                                           25,800    Sprint Corp. ...................................     1,357,725
                                           33,000    Telecom Corp. of New Zealand ...................       168,114
                                                                                                        -----------
                                                                                                          9,278,314
                                                                                                        -----------

Financial                      18.2%

      Banks                     7.5%       25,600    Banc One Corp. .................................     1,240,000
                                           14,300    Bankers Trust New York Corp. ...................     1,244,100
                                           18,400    Chase Manhattan Corp. ..........................     1,785,950
                                           25,100    CoreStates Financial Corp. .....................     1,349,125
                                           14,900    First Bank System Inc. .........................     1,272,088
                                           13,400    J.P. Morgan & Co., Inc. ........................     1,398,625
                                           22,800    KeyCorp ........................................     1,273,950
                                                                                                        -----------
                                                                                                          9,563,838
                                                                                                        -----------

      Insurance                 4.0%       27,400    EXEL, Ltd. .....................................     1,445,350
                                           27,700    Lincoln National Corp. .........................     1,783,188
                                           15,100    Mid Ocean, Ltd.* ...............................       791,806
                                           22,300    Safeco Corp. ...................................     1,041,131
                                                                                                        -----------
                                                                                                          5,061,475
                                                                                                        -----------
      Other Financial
      Companies                 3.1%       25,500    Federal National Mortgage Association ..........     1,112,438

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                               % of                                                                        Market
                             Portfolio     Shares                                                         Value ($)
-------------------------------------------------------------------------------------------------------------------
                                           21,700    Student Loan Marketing Association .............     2,755,900
                                                                                                        -----------
                                                                                                          3,868,338
                                                                                                        -----------
      Real Estate               3.6%        6,800    Developers Diversified Realty Corp. ............       272,000
                                           10,200    General Growth Properties, Inc. (REIT) .........       341,700
                                           20,500    Health Care Property Investment Inc. (REIT) ....       722,625
                                           20,400    Meditrust SBI (REIT) ...........................       813,450
                                           31,400    Nationwide Health Properties Inc. (REIT) .......       690,800
                                           47,900    Security Capital Atlantic Inc. .................     1,146,606
                                           27,541    Security Capital Industrial Trust (REIT) .......       592,132
                                                                                                        -----------
                                                                                                          4,579,313
                                                                                                        -----------

Durables                        6.8%

      Aerospace                 2.8%        9,788    Lockheed Martin Corp. ..........................     1,013,670
                                           24,300    Rockwell International Corp. (New) .............     1,433,700
                                           13,600    United Technologies Corp. ......................     1,128,800
                                                                                                        -----------
                                                                                                          3,576,170
                                                                                                        -----------
      Automobiles               3.2%       34,000    Dana Corp. .....................................     1,292,000
                                           10,100    Eaton Corp. ....................................       881,856
                                           49,200    Ford Motor Co. .................................     1,857,300
                                                                                                        -----------
                                                                                                          4,031,156
                                                                                                        -----------
      Construction/
      Agricultural  Equipment   0.8%       23,000    PACCAR, Inc. ...................................     1,068,063
                                                                                                        -----------

Manufacturing                  17.4%

      Chemicals                 4.9%       10,100    Dow Chemical Co. ...............................       879,963
                                           14,000    E.I. du Pont de Nemours & Co. ..................       880,250
                                           22,200    Eastman Chemical Co. ...........................     1,409,700
                                           43,400    Imperial Chemical Industries PLC (ADR) (New) ...     2,468,375
                                           24,200    Lyondell Petrochemical Co. .....................       527,863
                                                                                                        -----------
                                                                                                          6,166,151
                                                                                                        -----------
      Containers & Paper        0.7%       28,300    Westvaco Corp. .................................       889,681
                                                                                                        -----------
      Diversified
      Manufacturing             2.9%       29,500    Olin Corp. .....................................     1,152,344
                                           43,900    TRW Inc. .......................................     2,494,069
                                                                                                        -----------
                                                                                                          3,646,413
                                                                                                        -----------
      Electrical Products       3.6%       48,100    Philips Electronics NV (New York shares) .......     3,457,188
                                           20,800    Thomas & Betts Corp. ...........................     1,093,300
                                                                                                        -----------
                                                                                                          4,550,488
                                                                                                        -----------
      Office Equipment/
      Supplies                  3.4%       54,600    Xerox Corp. ....................................     4,306,575
                                                                                                        -----------
      Specialty Chemicals       1.9%       17,400    BetzDearborn Inc. ..............................     1,148,400
                                           33,000    Witco Corp .....................................     1,251,938
                                                                                                        -----------
                                                                                                          2,400,338
                                                                                                        -----------

Technology                      0.5%

      Electronic Components/
      Distributors                         13,900    AMP Inc. .......................................       580,325
                                                                                                        -----------

Energy                          5.8%

      Oil Companies                        13,400    Exxon Corp. ....................................       824,100
                                           21,600    Royal Dutch Petroleum Co. (New) ................     1,174,500
                                           30,156    Societe Nationale Elf Aquitaine (ADR) ..........     1,641,617
                                            9,900    Texaco Inc. ....................................     1,076,625

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                               % of                                                                        Market
                             Portfolio     Shares                                                         Value ($)
-------------------------------------------------------------------------------------------------------------------
                                           25,266    Total SA (ADR) .................................     1,279,091
                                           45,100    YPF S.A. "D" (ADR) .............................     1,386,825
                                                                                                        -----------
                                                                                                          7,382,758
                                                                                                        -----------

Metals & Minerals               2.5%

      Steel & Metals                       48,452    Allegheny Teledyne Inc. ........................     1,308,204
                                           33,700    Freeport McMoRan Copper & Gold, Inc. "A" .......       985,725
                                           13,500    Oregon Steel Mills, Inc. .......................       269,156
                                            6,700    Phelps Dodge Corp. .............................       570,756
                                                                                                        -----------
                                                                                                          3,133,841
                                                                                                        -----------

Construction                    2.7%

      Building Materials        0.4%       13,938    Martin Marietta Materials, Inc. ................       451,243
                                                                                                        -----------
      Forest Products           2.3%       17,600    Georgia Pacific Corp. ..........................     1,502,600
                                           25,500    Louisiana-Pacific Corp. ........................       538,688
                                           16,700    Weyerhaeuser Co. ...............................       868,400
                                                                                                        -----------
                                                                                                          2,909,688
                                                                                                        -----------

Transportation                  2.4%

      Railroads                            26,200    CSX Corp. ......................................     1,454,100
                                           15,700    Canadian National Railway ......................       684,413
                                           12,600    Union Pacific Corp. ............................       888,300
                                                                                                        -----------
                                                                                                          3,026,813
                                                                                                        -----------

Utilities                       6.7%

      Electric Utilities        6.0%       10,100    Boston Edison Co. ..............................       266,388
                                           13,200    CINergy Corp. ..................................       459,525
                                           38,636    Duke Power Co. .................................     1,852,113
                                           22,100    National Power PLC (GDR) .......................       777,644
                                           44,600    P G & E Corp. ..................................     1,081,550
                                           21,500    PacifiCorp .....................................       473,000
                                           20,800    PowerGen PLC (ADR) .............................     1,008,800
                                           13,000    Southern Company ...............................       284,375
                                           38,900    Unicom Corp. ...................................       865,525
                                           20,600    Wisconsin Energy Corp. .........................       512,425
                                                                                                        -----------
                                                                                                          7,581,345
                                                                                                        -----------
      Natural Gas
      Distribution              0.7%       29,500    MCN Energy Group, Inc. .........................       903,431
                                                                                                        -----------
                                                     Total Common Stocks (Cost $88,665,114) .........   118,556,748
                                                                                                        -----------
===================================================================================================================

                                                     Total Investment Portfolio -- 100.0%
                                                      (Cost $96,784,145) (a) ........................   126,696,319
                                                                                                        ===========
===================================================================================================================

     * Non-income producing security.

(a) At June 30, 1997, the net unrealized appreciation of investments based on cost for federal income tax purposes of $96,800,144 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of market value over tax cost ..................................................  $ 30,341,990

      Aggregate gross unrealized depreciation for all investments in which there
        is an excess of tax cost over market value ..................................................       445,815
                                                                                                       ------------
      Net unrealized appreciation ...................................................................  $ 29,896,175
                                                                                                       ============
-------------------------------------------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1997, aggregated $30,630,484 and $11,448,730, respectively.

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

 June 30, 1997 (Unaudited)
----------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $96,784,145) ............                $ 126,696,319
Cash ............................................................                          555
Foreign currency, at value (cost $2,374) ........................                        2,353
Receivables:
   Dividends and interest .......................................                      340,224
   Foreign taxes recoverable ....................................                       49,980
Other assets ....................................................                        1,503
                                                                                 -------------
      Total assets ..............................................                  127,090,934
Liabilities
Payables:
   Investments purchased ........................................  $  1,208,173
   Accrued management fee .......................................        48,090
   Other payables and accrued expenses ..........................        36,697
                                                                   ------------
      Total liabilities .........................................                    1,292,960
                                                                                 -------------
Net assets, at market value .....................................                $ 125,797,974
                                                                                 =============
Net Assets

Net assets consist of:
   Undistributed net investment income ..........................                $     866,166
   Net unrealized appreciation (depreciation) on:
      Investments ...............................................                   29,912,174
      Foreign currency ..........................................                          (14)
   Accumulated net realized gain ................................                    2,425,355
   Paid-in capital ..............................................                   92,594,293
                                                                                 -------------
Net assets, at market value .....................................                $ 125,797,974
                                                                                 =============

Class A

Net asset value, offering and redemption price per share
   ($124,592,75011,815,252 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)                $       10.55
                                                                                 =============

Class B

Net asset value, offering and redemption price per share
   ($1,205,224114,306 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)                $       10.54
                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

 Six Months Ended June 30, 1997 (Unaudited)
----------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $18,874) ......                $   1,714,204
      Interest ..................................................                      116,899
                                                                                 -------------
                                                                                     1,831,103
   Expenses:
      Management fee ............................................  $    249,481
      Accounting fees ...........................................        26,356
      Trustees' fees ............................................         9,232
      Distribution fees .........................................           137
      Custodian fees ............................................        19,051
      Auditing ..................................................         4,764
      Registration fees .........................................           922
      Legal .....................................................         1,642
      Other .....................................................         7,276        318,861
                                                                   ------------  -------------
   Net investment income ........................................                    1,512,242
                                                                                 -------------

Net realized and unrealized gain on investment transactions

   Net realized gain from:
      Investments ...............................................     2,509,901
      Foreign currency related transactions .....................           176      2,510,077
                                                                   ------------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ...............................................    14,285,845
      Foreign currency related transactions .....................           (25)    14,285,820
                                                                   ------------  -------------
   Net gain on investment transactions ..........................                   16,795,897
                                                                                 -------------
Net increase in net assets resulting from operations ............                $  18,308,139
                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                        Ended          Year
                                                                       June 30,        Ended
                                                                         1997        December 31,
Increase (Decrease) in Net Assets                                    (Unaudited)       1996
-----------------------------------------------------------------------------------------------
Operations:
   Net investment income ........................................  $  1,512,242  $   2,155,282
   Net realized gain from investment transactions ...............     2,510,077      3,798,567
   Net unrealized appreciation on investment
      transactions during the period ............................    14,285,820      7,841,874
                                                                   ------------  -------------
Net increase in net assets resulting from operations ............    18,308,139     13,795,723
                                                                   ------------  -------------
Distributions to shareholders from:
   Net investment income (Class A) ..............................    (1,359,555)    (1,781,057)
                                                                   ------------  -------------
   Net realized gains from investment transactions (Class A) ....    (3,884,391)      (729,093)
                                                                   ------------  -------------
Portfolio share transactions:
Class A
   Proceeds from shares sold ....................................    29,256,818     48,549,524
   Net asset value of shares issued to shareholders
      in reinvestment of distributions ..........................     5,243,946      2,510,150
   Cost of shares redeemed ......................................   (14,032,129)   (23,216,134)
                                                                   ------------  -------------
Net increase in net assets from Portfolio share transactions ....    20,468,635     27,843,540
                                                                   ------------  -------------
Class B*
   Proceeds from shares sold ....................................     1,203,470           --
   Cost of shares redeemed ......................................       (29,871)          --
                                                                   ------------  -------------
Net increase in net assets from Portfolio share transactions ....     1,173,599           --
                                                                   ------------  -------------
Increase in net assets ..........................................    34,706,427     39,129,113
Net assets at beginning of period ...............................    91,091,547     51,962,434
                                                                   ------------  -------------
Net assets at end of period (including undistributed net
   investment income of $866,166 and $713,479, respectively) ....  $125,797,974  $  91,091,547
                                                                   ============  =============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period .......................     9,724,734      6,510,714
                                                                   ------------  -------------
   Shares sold ..................................................     3,015,565      5,669,994
   Shares issued to shareholders in reinvestment of distributions       549,163        301,924
   Shares redeemed ..............................................    (1,474,210)    (2,757,898)
                                                                   ------------  -------------
   Net increase in Portfolio shares .............................     2,090,518      3,214,020
                                                                   ------------  -------------
Shares outstanding at end of period .............................    11,815,252      9,724,734
                                                                   ============  =============
Class B*
Shares outstanding at beginning of period .......................          --             --
                                                                   ------------  -------------
   Shares sold ..................................................       117,263           --
                                                                   ------------  -------------
   Shares redeemed ..............................................        (2,957)          --
                                                                   ------------  -------------
   Net increase in Portfolio shares .............................       114,306           --
                                                                   ------------  -------------
Shares outstanding at end of period                                     114,306           --
                                                                   ============  =============

* For the period May 2, 1997 (commencement of sale of Class B shares) to June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                                        For the Period
Class A(d)                                                                                               May 2, 1994
----------                                                   Six Months Ended                           (commencement
                                                                June 30,       Years Ended December 31, of operations)
                                                                  1997         ------------------------ to December 31,
                                                               (Unaudited)        1996         1995          1994
                                                               -----------        -----------------     ---------------
Net asset value, beginning of period .....................    $    9.37       $    7.98    $    6.26   $    6.00(b)
                                                              ---------       ---------    ---------   ---------
Income from investment operations:
  Net investment income (a) ..............................          .14             .27          .23         .13
  Net realized and unrealized gain on investment
   transactions ..........................................         1.54            1.46         1.72         .17
                                                              ---------       ---------    ---------   ---------
Total from investment operations .........................         1.68            1.73         1.95         .30
                                                              ---------       ---------    ---------   ---------
Less distributions from:
  Net investment income ..................................         (.13)           (.23)        (.19)       (.04)
  Net realized gains on investment transactions ..........         (.37)           (.11)        (.04)         --
                                                              ---------       ---------    ---------   ---------
Total distributions ......................................         (.50)           (.34)        (.23)       (.04)
                                                              ---------       ---------    ---------   ---------
Net asset value, end of period ...........................    $   10.55       $    9.37    $    7.98   $    6.26
                                                              =========       =========    =========   =========
Total Return (%) .........................................        18.55**         22.17        31.74        4.91**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................          125              91           52          20
Ratio of operating expenses, net to average net assets (%)          .61*            .66          .75         .75*
Ratio of operating expenses, before reductions, to average
  daily net assets (%) ...................................          .61*            .66          .75       .1.62*
Ratio of net investment income to average net assets (%) .         2.90*           3.14        3.183         .63*
Portfolio turnover rate (%) ..............................        22.67*          32.18        24.33       28.41*
Average commission rate paid (c) .........................    $   .0462       $   .0502    $      --   $      --


(a)  Based on average shares outstanding during the period.
(b)  Original capital
(c) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after September 1, 1995.
(d)  On May 2, 1997 existing shares were designated as Class "A" shares.
*    Annualized
**   Not Annualized

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.


                                                                For the Period
                                                                  May 2, 1997
Class B                                                        (commencement of
-------                                                          sale of Class
                                                                   B shares)
                                                               to June 30, 1997
                                                               ----------------
Net asset value, beginning of period ........................      $  9.56
                                                                   ---------
Income from investment operations:
  Net investment income (a) .................................          .04
  Net realized and unrealized gain on investment transactions          .94
                                                                   ---------
Total from investment operations ............................          .98
                                                                   ---------
Net asset value, end of period ..............................      $ 10.54
                                                                   =========
Total Return (%) ............................................        10.25**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......................            1
Ratio of operating expenses, net to average net assets (%) ..          .91*
Ratio of net investment income to average net assets (%) ....         2.82*
Portfolio turnover rate (%) .................................        22.67*
Average commission rate paid (b) ............................      $   .0462

(a)  Based on average shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred securities.
*    Annualized
**   Not Annualized

                            CAPITAL GROWTH PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1997 (Unaudited)


                               % of      Principal                                                                       Market
                             Portfolio  Amount ($)                                                                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------------------------
                                3.3%             REPURCHASE AGREEMENT
                                       ---------------------------------------------------------------------------------------------
                                       18,906,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                      dated 6/30/97 at 5.9% to be repurchased at $18,909,098
                                                      on 7/1/97, collateralized by a $18,807,000 U.S. Treasury
                                                      Note, 5.75%, 9/30/97 (Cost $18,906,000) .....................    18,906,000
                                                                                                                       ----------
                                       ---------------------------------------------------------------------------------------------
                               96.7%             COMMON STOCKS
                                       ---------------------------------------------------------------------------------------------
                                           Shares
                                       ---------------------------------------------------------------------------------------------

Consumer Discretionary          9.1%

      Apparel &
      Shoes                     1.4%      135,000    Nike, Inc.  "B" ..............................................     7,880,625
                                                                                                                       ----------
      Department &
      Chain Stores              5.5%      160,000    Gap Inc. .....................................................     6,220,000
                                          180,000    Home Depot, Inc. .............................................    12,408,750
                                          180,000    Price/Costco Inc. ............................................     5,917,500
                                          120,000    Walgreen Co. .................................................     6,435,000
                                                                                                                       ----------
                                                                                                                       30,981,250
                                                                                                                       ----------
      Hotels & Casinos          0.9%      200,000    Mirage Resorts Inc.* .........................................     5,050,000
                                                                                                                       ----------
      Specialty Retail          1.3%      155,000    Tiffany & Co. ................................................     7,159,063
                                                                                                                       ----------

Consumer Staples                5.0%

      Alcohol & Tobacco         1.5%      196,400    Anheuser-Busch Companies, Inc. ...............................     8,236,525
                                                                                                                       ----------
      Food & Beverage           2.1%      150,000    H.J. Heinz Co. ...............................................     6,918,750
                                          125,000    Sara Lee Corp. ...............................................     5,203,125
                                                                                                                       ----------
                                                                                                                       12,121,875
                                                                                                                       ----------
      Package Goods/
      Cosmetics                 1.4%       57,500    Procter & Gamble Co. .........................................     8,121,875
                                                                                                                       ----------

Health                         12.2%

      Hospital Management       1.9%      275,600    Columbia/HCA Healthcare Corp. ................................    10,834,525
                                                                                                                       ----------
      Medical Supply &
      Specialty                 1.4%      155,000    Becton, Dickinson & Co. ......................................     7,846,875
                                                                                                                       ----------
      Pharmaceuticals           8.9%       70,000    American Home Products Corp. .................................     5,355,000
                                           90,000    Johnson & Johnson ............................................     5,793,750
                                           50,000    Merck & Co. Inc. .............................................     5,175,000
                                          101,000    Novartis AG (ADR) ............................................     8,092,625
                                           68,600    Pfizer, Inc. .................................................     8,197,700
                                           94,000    Schering-Plough Corp. ........................................     4,500,250
                                          104,500    Warner-Lambert Co. ...........................................    12,984,124
                                                                                                                       ==========
                                                                                                                       50,098,449
                                                                                                                       ----------
Financial                      19.9%

      Banks                     4.7%      175,200    BankAmerica Corp. ............................................    11,311,350
                                           90,000    Citicorp .....................................................    10,850,625

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                               % of                                                                                      Market
                             Portfolio    Shares                                                                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                           40,000    J.P. Morgan & Co., Inc. ......................................     4,175,000
                                                                                                                       ----------
                                                                                                                       26,336,975
                                                                                                                       ----------
      Insurance                 7.8%       90,000    American International Group, Inc. ...........................    13,443,750
                                          110,000    Conseco Inc. .................................................     4,070,000
                                          278,400    EXEL, Ltd. (ADR) .............................................    14,685,600
                                          170,000    Hartford Life, Inc. "A" ......................................     6,375,000
                                           48,000    MBIA Inc. ....................................................     5,415,000
                                                                                                                       ----------
                                                                                                                       43,989,350
                                                                                                                       ----------
      Consumer Finance          1.5%      152,100    Associates First Capital Corp. ...............................     8,441,550
                                                                                                                       ----------
      Other Financial
      Companies                 5.9%      212,500    American Express Credit Corp. ................................    15,831,250
                                          204,000    Federal National Mortgage Association ........................     8,899,500
                                          140,000    Travelers Group, Inc. ........................................     8,828,750
                                                                                                                       ----------
                                                                                                                       33,559,500
                                                                                                                       ----------
Media                           2.0%

      Advertising               1.1%      102,500    Omnicom Group, Inc. ..........................................     6,316,563
                                                                                                                       ----------
      Cable Television          0.9%      210,000    Tele-Comm Liberty Media Group "A" ............................     4,987,500
                                                                                                                       ----------

Service Industries              4.6%

      Investment                3.4%      148,950    Franklin Resources Inc. ......................................    10,808,184
                                          140,400    Merrill Lynch & Co., Inc. ....................................     8,371,350
                                                                                                                       ----------
                                                                                                                       19,179,534
                                                                                                                       ----------
      Miscellaneous
      Commercial Services       1.2%      148,000    Manpower, Inc. ...............................................     6,586,000
                                                                                                                       ----------

Durables                        3.4%

      Aerospace                 2.8%      110,000    Rockwell International Corp. (New) ...........................     6,490,000
                                          115,000    United Technologies Corp. ....................................     9,545,000
                                                                                                                       ----------
                                                                                                                       16,035,000
                                                                                                                       ----------
      Telecommunications
      Equipment                 0.6%       83,000    Ascend Communications, Inc.* .................................     3,268,125
                                                                                                                       ----------

Manufacturing                  12.8%

      Chemicals                 3.4%      130,000    E.I. du Pont de Nemours & Co. ................................     8,173,750
                                          103,900    Praxair Inc. .................................................     5,818,400
                                          150,000    Sigma-Aldrich Corp. ..........................................     5,259,375
                                                                                                                       ----------
                                                                                                                       19,251,525
                                                                                                                       ----------

      Diversified
      Manufacturing             4.5%      150,000    Dresser Industries Inc. ......................................     5,587,500
                                           71,200    General Electric Co. .........................................     4,654,700
                                          120,000    TRW Inc. .....................................................     6,817,500
                                          130,000    Textron, Inc. ................................................     8,628,750
                                                                                                                       ----------
                                                                                                                       25,688,450
                                                                                                                       ----------

      Electrical Products       1.8%       37,500    ABB AB (ADR) .................................................     5,235,938
                                           90,000    Emerson Electric Co. .........................................     4,955,625
                                                                                                                       ----------
                                                                                                                       10,191,563
                                                                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                               % of                                                                                      Market
                             Portfolio    Shares                                                                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
      Machinery/Components/
      Controls                  3.1%      100,000    Ingersoll-Rand Co. ...........................................     6,175,000
                                          186,000    Parker-Hannifin Group ........................................    11,287,875
                                                                                                                      -----------
                                                                                                                       17,462,875
                                                                                                                      -----------

Technology                     15.9%

      Diverse Electronic
      Products                  5.8%      150,000    Applied Materials, Inc.* .....................................    10,621,875
                                          180,000    General Motors Corp. "H" .....................................    10,395,000
                                          110,000    KLA Instruments Corp.* .......................................     5,362,500
                                          160,000    Teradyne Inc.* ...............................................     6,280,000
                                                                                                                      -----------
                                                                                                                       32,659,375
                                                                                                                      -----------

      Electronic Data
      Processing                7.3%      146,000    Compaq Computer Corp.* .......................................    14,490,500
                                          150,500    Hewlett-Packard Co. ..........................................     8,428,000
                                           80,000    International Business Machines Corp. ........................     7,215,000
                                          305,000    Sun Microsystems, Inc. .......................................    11,351,719
                                                                                                                      -----------
                                                                                                                       41,485,219
                                                                                                                      -----------

      Office/Plant
      Automation                0.6%       53,400    Cisco Systems, Inc.* .........................................     3,584,475
                                                                                                                      -----------

      Semiconductors            2.2%       88,500    Intel Corp. ..................................................    12,550,406
                                                                                                                      -----------

Energy                         10.4%

      Oil Companies             8.5%       63,100    Amoco Corp. ..................................................     5,485,756
                                          100,000    Atlantic Richfield Co. .......................................     7,050,000
                                          155,200    Exxon Corp. ..................................................     9,544,800
                                           89,200    Mobil Corp. ..................................................     6,232,850
                                          125,000    Repsol SA (ADR) ..............................................     5,304,688
                                          260,000    Royal Dutch Petroleum Co. (New) ..............................    14,137,500
                                                                                                                      -----------
                                                                                                                       47,755,594
                                                                                                                      -----------

      Oil/Gas Transmission      1.3%      110,000    Enron Corp. ..................................................     4,489,375
                                           65,000    Williams Cos., Inc. ..........................................     2,843,750
                                                                                                                      -----------
                                                                                                                        7,333,125
                                                                                                                      -----------

      Oilfield Services/
      Equipment                 0.6%      100,000    Santa Fe International Corp. .................................     3,400,000
                                                                                                                      -----------

Transportation                  1.0%

      Airlines                             60,000    AMR Corp.* ...................................................     5,550,000
                                                                                                                      -----------

Utilities                       0.4%

      Electric Utilities                   50,000    Eastern Utilities Association ................................       912,500
                                           60,000    Unicom Corp. .................................................     1,335,000
                                                                                                                      -----------
                                                                                                                        2,247,500
                                                                                                                      -----------
                                                     Total Common Stocks (Cost $389,896,128) ......................   546,191,266
                                                                                                                      ===========
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Investment Portfolio -- 100.0%
                                                      (Cost $408,802,128) (a) .....................................   565,097,266
                                                                                                                      ===========
------------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

------------------------------------------------------------------------------------------------------------
  *   Non-income producing security.

(a) At June 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $408,830,055 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there
        is an excess of market value over tax cost ........................................   $159,939,073

      Aggregate gross unrealized depreciation for all investments in which there is an
        excess of tax cost over market value ..............................................      3,671,862
                                                                                              ------------
      Net unrealized appreciation                                                             $156,267,211
                                                                                              ============

------------------------------------------------------------------------------------------------------------

       Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1997, aggregated $121,126,028 and $105,859,678, respectively.

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $408,802,128) ..........              $ 565,097,266
Cash ...........................................................                      1,778
Foreign currency at value (cost $146) ..........................                        123
Receivables:
   Investments sold ............................................                  1,555,448
   Dividends and interest ......................................                    308,313
   Other assets ................................................                      7,764
                                                                              -------------
      Total assets .............................................                566,970,692
Liabilities
Payables:
   Accrued management fee ...................................... $    218,403
   Other payables and accrued expenses .........................       63,143
                                                                 ------------
      Total liabilities ........................................                    281,546
                                                                              -------------
Net assets, at market value ....................................              $ 566,689,146
                                                                              =============
Net Assets
Net assets consist of:
   Undistributed net investment income .........................              $   1,310,663
   Net unrealized appreciation (depreciation) on:
      Investments ..............................................                156,295,138
      Foreign currency related transactions ....................                        (23)
   Accumulated net realized gain ...............................                 20,015,376
   Paid-in capital .............................................                389,067,992
                                                                              -------------
Net assets, at market value ....................................              $ 566,689,146
                                                                              =============
Class A
Net asset value, offering and redemption price per share
   ($566,569,401 / 29,934,111 outstanding shares of beneficial interest, no par value, unlimited number of shares
   authorized) .................................................                     $18.93
                                                                                     ======
Class B
Net asset value, offering and redemption price per share
   ($119,745 / 6,327 outstanding shares of beneficial
   interest, no par value, unlimited number of shares
   authorized) .................................................                     $18.93
                                                                                     ======

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1997 (Unaudited)
---------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $66,768) ..............              $  3,472,568
      Interest ..........................................................                   364,193
                                                                                       ------------
                                                                                          3,836,761
   Expenses:
      Management fee .................................................... $ 1,170,977
      Accounting fees ...................................................      39,638
      Trustees' fees ....................................................       9,892
      Distribution fees .................................................          20
      Custodian fees ....................................................      27,622
      Auditing ..........................................................      18,475
      Legal .............................................................       4,966
      Registration fees .................................................       7,149
      Other .............................................................      13,440     1,292,179
                                                                           ----------  ------------
   Net investment income ................................................                 2,544,582
                                                                                       ------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments .......................................................  20,207,383
      Foreign currency related transactions .............................      (2,209)   20,205,174
                                                                           ----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments .......................................................  84,683,851
      Foreign currency related transactions .............................         (70)   84,683,781
                                                                           ----------  ------------
   Net gain on investment transactions ..................................               104,888,955
                                                                                       ------------
Net increase in net assets resulting from operations ....................              $107,433,537
                                                                                       ============

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Six Months
                                                                            Ended              Year
                                                                           June 30,           Ended
                                                                             1997          December 31,
 Increase (Decrease) in Net Assets                                       (unaudited)           1996
------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..........................................     $   2,544,582     $   4,993,004
   Net realized gain from investment transactions .................        20,205,174        33,857,212
   Net unrealized appreciation on investment
      transactions during the period ..............................        84,683,781        33,028,817
                                                                        -------------     -------------
Net increase in net assets resulting from operations ..............       107,433,537        71,879,033
                                                                        -------------     -------------
Distributions to shareholders from:
   Net investment income (Class A) ................................        (2,799,908)       (4,669,020)
                                                                        -------------     -------------
   Net realized gain from investment transactions (Class A) .......       (33,950,004)      (28,547,850)
                                                                        -------------     -------------
Portfolio share transactions:
Class A
   Proceeds from shares sold ......................................        79,508,396       176,019,020
   Net asset value of shares issued to shareholders in
      reinvestment of distributions ...............................        36,749,912        33,216,870
   Cost of shares redeemed ........................................       (60,847,857)     (145,085,225)
                                                                        -------------     -------------
Net increase in net assets from Portfolio share transactions ......        55,410,451        64,150,665
                                                                        -------------     -------------
Class B*
   Proceeds from shares sold ......................................           113,878                --
   Cost of shares redeemed ........................................              (116)               --
                                                                        -------------     -------------
Net increase in net assets from Portfolio share transactions ......           113,762                --
                                                                        -------------     -------------
Increase in net assets ............................................       126,207,838       102,812,828
Net assets at beginning of period .................................       440,481,308       337,668,480
                                                                        -------------     -------------
Net assets at end of period (including undistributed net
   investment income of $1,310,663 and $1,565,989, respectively) ..     $ 566,689,146     $ 440,481,308
                                                                        =============     =============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period .........................        26,691,077        22,392,030
                                                                        -------------     -------------
   Shares sold ....................................................         4,651,527        11,627,337
   Shares issued to shareholders in reinvestment of distributions .         2,199,908         2,233,815
   Shares redeemed ................................................        (3,608,401)       (9,562,105)
                                                                        -------------     -------------
   Net increase in Portfolio shares ...............................         3,243,034         4,299,047
                                                                        -------------     -------------
Shares outstanding at end of period ...............................        29,934,111        26,691,077
                                                                        =============     =============
Class B*
Shares outstanding at beginning of period .........................                --                --
                                                                        -------------     -------------
   Shares sold ....................................................             6,333                --
   Shares redeemed ................................................                (6)               --
                                                                        -------------     -------------
   Net increase in Portfolio shares ...............................             6,327                --
                                                                        -------------     -------------
Shares outstanding at end of period ...............................             6,327                --
                                                                        =============     =============

*For the period May 13, 1997 (commencement of sale of Class B shares) to June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


   Class A (c)                 Six Months
-----------------             Ended June 30,                              Years Ended December 31,
                                   1997     ---------------------------------------------------------------------------------------
                               (Unaudited)    1996     1995     1994     1993     1992     1991    1990     1989     1988     1987
                                ---------   ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........  $16.50    $15.08   $12.23   $14.95   $12.71   $12.28   $ 8.99  $10.21   $ 8.53   $ 7.06   $ 7.67
                                   ------    ------   ------   ------   ------   ------   ------  ------   ------   ------   ------
Income from investment operations:
  Net investment income (a) .....     .09       .19      .14      .06      .06      .11      .16     .25      .35      .16      .15
  Net realized and unrealized
   gain (loss) on investment
   transactions .................    3.68      2.68     3.25    (1.42)    2.52      .66     3.35   (1.00)    1.58     1.40     (.28)
                                   ------    ------   ------   ------   ------   ------   ------  ------   ------   ------   ------
Total from investment
   operations ...................    3.77      2.87     3.39    (1.36)    2.58      .77     3.51    (.75)    1.93     1.56     (.13)
                                   ------    ------   ------   ------   ------   ------   ------  ------   ------   ------   ------
Less distributions from:
  Net investment income .........    (.10)     (.19)    (.11)    (.05)    (.07)    (.11)    (.22)   (.24)    (.25)    (.09)    (.09)
  Net realized gains on
   investment transactions ......   (1.24)    (1.26)    (.43)   (1.31)    (.27)    (.23)      --    (.23)      --       --     (.39)
                                   ------    ------   ------   ------   ------   ------   ------  ------   ------   ------   ------
Total distributions .............   (1.34)    (1.45)    (.54)   (1.36)    (.34)    (.34)    (.22)   (.47)    (.25)    (.09)    (.48)
                                   ------    ------   ------   ------   ------   ------   ------  ------   ------   ------   ------
Net asset value,
  end of period .................  $18.93    $16.50   $15.08   $12.23   $14.95   $12.71   $12.28   $8.99   $10.21   $ 8.53   $ 7.06
                                   ======    ======   ======   ======   ======   ======   ======   =====   ======   ======   ======
Total Return (%) ................   24.02**   20.13    28.65    (9.67)   20.88     6.42    39.56   (7.45)   22.75    22.07    (1.88)
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ...........     567       440      338      257      257      167      108      45       45       17       10
Ratio of operating expenses,
  net to average net
  assets (%) ....................     .53*      .53      .57      .58      .60      .63      .71     .72      .75      .75      .75
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) ....................     .53*      .53      .57      .58      .60      .63      .71     .72      .85     1.11     1.24
Ratio of net investment income
  to average net assets (%) .....    1.04*     1.27     1.06      .47      .46      .95     1.49    2.71     3.51     2.17     1.68
Portfolio turnover rate (%) .....   44.29*    65.56   119.41    66.44    95.31    56.29    58.88   61.39    63.96   129.75   113.34
Average commission
  rate paid (b) .................  $.0554    $.0585     $ --     $ --     $ --     $ --     $ --    $ --     $ --     $ --     $ --

(a)  Based on average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after September 1, 1995.
(c)  On May 13, 1997 existing shares were designated as Class "A" shares.
*    Annualized
**   Not Annualized

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                             For the Period
     Class B                                                                  May 13, 1997
-----------------                                                             (commencement
                                                                         sale of Class B shares)
                                                                               to June 30,
                                                                                  1997
                                                                                 ------
Net asset value, beginning of period .................................           $17.45
                                                                                 ------
Income from investment operations:
  Net investment income (a) ..........................................              .01
  Net realized and unrealized gain on investment transactions ........             1.47
                                                                                 ------
Total from investment operations .....................................             1.48
                                                                                 ------
Net asset value, end of period .......................................           $18.93
                                                                                 ======
Total Return (%) .....................................................             8.48**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................              .12
Ratio of operating expenses, net to average net assets (%) ...........              .76*
Ratio of net investment income to average net assets (%) .............              .47*
Portfolio turnover rate (%) ..........................................            44.29*
Average commission rate paid .........................................           $.0554

(a)  Based on average shares outstanding during the period.
*    Annualized
**   Not Annualized

                           GLOBAL DISCOVERY PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1997 (Unaudited)

                              % of       Principal                                                                        Market
                            Portfolio    Amount (b)                                                                      Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------------------------
                               11.7%             REPURCHASE AGREEMENT
                                        -------------------------------------------------------------------------------------------
                                        2,253,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                      dated 6/30/97 at 5.9% to be repurchased at $2,253,369
                                                      on 7/1/97 collateralized by a $2,279,000 U.S. Treasury
                                                      Note, 4.75%, 9/30/98 (Cost $2,253,000) ..........................   2,253,000
                                                                                                                        -----------
                                        -------------------------------------------------------------------------------------------
                               88.3%             COMMON STOCKS
                                        -------------------------------------------------------------------------------------------
                                           Shares
                                        -------------------------------------------------------------------------------------------
Argentina                       0.6%
                                           48,300    Dalmine Siderca (Steel producer) .................................     125,116
                                                                                                                        -----------
Austria                         0.5%
                                            1,000    VAE Eisenbahnsysteme AG (Manufacturer of electronic
                                                      railroad control systems) .......................................      98,911
                                                                                                                        -----------
Brazil                          1.1%
                                       13,000,000    Banco Bradesco S.A. (pfd.) (Commercial bank) .....................     131,014
                                        1,500,000    Lojas Renner S.A. (pfd.) (Specialty retailer of apparel,
                                                      cosmetics, electronics, household appliances and
                                                      furniture) ......................................................      76,909
                                                                                                                        -----------
                                                                                                                            207,923
                                                                                                                        -----------
Canada                          0.4%
                                           19,000    Canadian 88 Energy Corp. (Oil and natural gas exploration
                                                      and production) .................................................      77,048
                                                                                                                        -----------
Czech Republic                  1.6%
                                           11,900    Central European Media Enterprises Ltd. "A"* (Owner and
                                                      operator of national and regional private commercial
                                                      television stations in central Europe and Germany) ..............     309,400
                                                                                                                        -----------
Finland                         0.5%
                                            2,300    Orion-yhtyma Oy "B" (Developer and producer of
                                                      pharmaceuticals, bulk drug substances and other
                                                      health care products) ...........................................      87,168
                                                                                                                        -----------
France                          2.2%
                                            2,700    Dassault Systemes SA* (Computer aided design,
                                                      manufacturing and engineering software products) ................     191,587
                                              635    Essilor International (Manufacturer of various types of
                                                      lenses, eyeglasses, contact lenses and optical measuring
                                                      instruments) ....................................................     171,265
                                            7,300    Group AB SA (ADR)* (Producer and distributor of television
                                                      programming) ....................................................      62,050
                                                                                                                        -----------
                                                                                                                            424,902
                                                                                                                        -----------
Germany                         7.2%
                                            1,800    Fresenius AG (pfd.) (Manufacturer and distributor of
                                                      pharmaceutical and medical systems products) ....................     408,692
                                            2,860    Marschollek Lautenschlaeger und Partner AG (pfd.)
                                                      (Leading independent life insurance company) ....................     680,523
                                            2,300    Moebel Walther AG (pfd.) (Furniture retailer)                          134,511
                                            5,200    Pfeifer Vacuum Technology AG (Manufacturer of various
                                                      pumps and vacuum systems) .......................................     151,450
                                                                                                                        -----------
                                                                                                                          1,375,176
                                                                                                                        -----------
Hungary                         0.9%
                                            2,000    Richter Gedeon Rt (Pharmaceutical company) .......................     183,000
                                                                                                                        -----------
Ireland                         5.1%
                                           42,600    Bank of Ireland PLC (Bank) .......................................     467,599
                                            8,800    Irish Continental Group PLC (Transport of passengers,
                                                      freight and containers between Ireland, the U.K. and the
                                                      continent) ......................................................      99,924

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                              % of                                                                                         Market
                            Portfolio      Shares                                                                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                           37,700    Irish Life PLC (Provider of life and disability insurance and
                                                      pensions) .......................................................     194,065
                                            8,600    Irish Permanent PLC (Retail financial services group) ............      80,075
                                           24,100    Jury's Hotel Group PLC (Hotel operator) ..........................     133,179
                                                                                                                        -----------
                                                                                                                            974,842
                                                                                                                        -----------
Italy                           3.6%
                                           30,000    Bulgari SpA (Manufacturer and retailer of fine jewelry,
                                                      luxury watches and perfumes) ....................................     169,775
                                            3,400    Gucci Group (New York Shares) (Designer and producer of
                                                      personal luxury accessories and apparel) ........................     218,875
                                           10,300    Saes Getters SpA di Risparmio (Manufacturer of getters,
                                                      refined chemicals used in cathode ray tubes and other
                                                      monitors) .......................................................      99,280
                                           39,500    Saipem SpA (International contractor in oil and gas
                                                      exploration and drilling, construction of refineries and
                                                      pipelines) ......................................................     202,159
                                                                                                                        -----------
                                                                                                                            690,089
                                                                                                                        -----------
Japan                           6.9%
                                            9,000    Albis Co Limited (Food wholesaler) ...............................      78,527
                                            4,000    Ariake Japan Co., Ltd. (Leading maker of natural
                                                      seasonings made from meat extracts) .............................     152,866
                                            6,000    Nippon Electric Glass Co., Ltd. (Leading producer of
                                                      cathode-ray tube glass) .........................................     104,175
                                            2,400    Riso Kagaku Corp. (Manufacturer of copying machines) .............     196,841
                                            6,300    Sagami Chain Co., Ltd. (Operator of noodle restaurant
                                                      chain) ..........................................................      98,395
                                            1,500    Shohkoh Fund & Co., Ltd. (Finance company for small and
                                                      medium-sized firms) .............................................     454,149
                                            4,900    Square Co., Ltd. (Producer of software for video games) ..........     241,558
                                              400    Sundrug Co., Ltd. (Operator of outlet drug store chain) ..........       8,725
                                                                                                                        -----------
                                                                                                                          1,335,236
                                                                                                                        -----------
Luxembourg                      1.9%
                                            7,500    Millicom International Cellular SA* (Developer and operator
                                                      of cellular telephone networks) .................................     358,125
                                                                                                                        -----------
Malaysia                        1.4%
                                           30,000    Arab Malaysian Finance Bhd. (Foreign registered)
                                                      (Licensed finance company) ......................................      64,184
                                           53,000    Arab-Malaysian Corp. (Investment holding company with
                                                      interests in financial services, infrastructure and property) ...     197,385
                                                                                                                        -----------
                                                                                                                            261,569
                                                                                                                        -----------
Netherlands                     2.1%
                                            2,400    De Telegraaf Holding NV (Leading publisher of newspapers,
                                                      magazines and books) ............................................      51,842
                                            5,000    IHC Caland NV (Dredging and offshore services) ...................     273,320
                                            1,600    Qiagen NV* (Biopharmaceutical company) ...........................      77,100
                                                                                                                        -----------
                                                                                                                            402,262
                                                                                                                        -----------
Portugal                        3.1%
                                            7,099    Jeronimo Martins SA (Food producer and retailer) .................     495,950
                                              591    Jeromino Martins SA Warrants* (expires 9/15/03) ..................      17,488
                                              950    Telecel-Comunicacoes Pessoais, SA (Cellular
                                                      communication services) .........................................      78,811
                                                                                                                        -----------
                                                                                                                            592,249
                                                                                                                        -----------
Singapore                       0.3%
                                           17,500    GP Batteries International, Ltd. (Manufacturer of batteries
                                                      and related products) ...........................................      52,144
                                                                                                                        -----------
Sweden                          1.7%
                                            8,500    Autoliv AB (Manufacturer of automobile safety bags) ..............     332,563
                                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                              % of                                                                                         Market
                            Portfolio      Shares                                                                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland                     1.5%

                                              327    Phoenix Mecano AG (Bearer) (Manufacturer of housings
                                                      and components for computers) ...................................     170,161
                                              100    Schindler Holdings AG (PC) (Leading elevator and escalator
                                                      manufacturer) ...................................................     124,957
                                                                                                                        -----------
                                                                                                                            295,118
                                                                                                                        -----------
United Kingdom                  6.3%
                                           21,900    Avis Europe PLC (Car rental services) ............................      49,599
                                           10,100    Brake Brothers PLC (Specialist supplier of frozen foods to
                                                      the catering industry) ..........................................      84,098
                                           14,500    Expro International Group PLC (Provider of oilfield
                                                      services) .......................................................     109,868
                                           10,000    KBC Advanced Technologies PLC (Specialized engineering
                                                      support and consultant services for oil refiners) ...............      40,300
                                           28,800    Provident Financial PLC (Personal finance group) .................     268,580
                                           35,400    Serco Group PLC (Facilities management company) ..................     412,662
                                           26,500    Tibbett and Britten Group PLC (Transportation services for
                                                      manufacturing and retail industries) ............................     240,511
                                                                                                                        -----------
                                                                                                                          1,205,618
                                                                                                                        -----------
United States                  39.4%
                                            4,700    Aptargroup, Inc. (Manufacturer of packaging equipment
                                                      components) .....................................................     212,675
                                            4,900    Axogen Ltd. Units* (Future development of therapeutic
                                                      products for treatment of neurological disorders) ...............     156,800
                                            5,400    BE Aerospace* (Airline audio/video control systems) ..............     170,775
                                            3,700    Barrett Resources Corp.* (Oil and gas exploration and
                                                      production) .....................................................     110,769
                                           10,300    Benton Oil & Gas Co.* (Oil and gas exploration,
                                                      development and production) .....................................     154,500
                                           12,700    Billing Information Concepts* (Billing and information
                                                      management services) ............................................     442,913
                                            7,900    CapMAC Holdings Inc (Provider of financial guaranty
                                                      insurance) ......................................................     265,638
                                            2,800    Cintas Corp. (Uniform rentals) ...................................     192,500
                                           11,700    Consolidated Freightways Corp. (Less-than-truckload
                                                      shipping services) ..............................................     191,588
                                            5,300    ContiFinancial Corp.* (Provider of financing for a broad
                                                      range of loans) .................................................     193,450
                                           10,000    Corporate Express, Inc. (Retailer of office supply products through telephone ordering system, fax and electronic
                                                      datainterchange) ................................................     144,375
                                            9,100    CytoTherapeutics, Inc.* (Developer of therapeutic products
                                                      for treatment of certain chronic and disabling diseases) ........      48,913
                                            4,000    DuPont Photomasks, Inc. (Manufacturer of photomasks
                                                      used in semiconductor production) ...............................     216,000
                                            6,400    Fiserv Inc.* (Data processing services) ..........................     285,600
                                            5,800    HBO & Company, Inc. (Designer of computerized
                                                      information systems to the healthcare industry) .................     399,475
                                            1,000    Hertz Corp. (Leading car rental company) .........................       6,000
                                            1,800    IDX Systems Corp. (Provider of health care information
                                                      systems to physician groups and academic
                                                      medical centers) ................................................      62,100
                                           11,800    IGEN Inc.* (Producer of medical supplies) ........................      88,500
                                            4,700    Karrington Health, Inc.* (Owner and operator of private pay
                                                      assisted living residences) .....................................      70,500
                                            4,900    Matrix Pharmaceutical, Inc.* (Developer of site-specific
                                                      treatments for cancer and serious skin diseases) ................      32,769
                                            4,650    Midwest Express Holding, Inc.* (Operator of passenger
                                                      airline catering to business travelers) .........................     127,294
                                           10,400    Network Appliance, Inc.* (Designer and manufacturer of
                                                      network data storage devices) ...................................     395,200

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                                                                                                                           Market
                                           Shares                                                                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                            4,800    Neurogen Corp.* (Developer of biopharmaceuticals for
                                                      treatment of psychiatric and neurological disorders) ............     109,200
                                            6,300    OccuSystems Inc.* (Provider of primary care physician
                                                      and case management services) ...................................     182,700
                                           18,500    Octel Communications Corp.* (Manufacturer of voice
                                                      processing systems) .............................................     433,594
                                            7,900    Parametric Technology Corp.* (Mechanical design software
                                                      producer) .......................................................     336,244
                                            4,200    PHAMIS, Inc.* (Developer and installer of patient-centered
                                                      healthcare information systems) .................................     103,950
                                            3,400    R.P. Scherer Corp.* (Manufacturer of drug delivery
                                                      system) .........................................................     175,525
                                            5,300    Ribozyme Pharmaceuticals, Inc.* (Developer of human
                                                      therapeutics) ...................................................      46,375
                                           13,000    Sitel Corp. (Nebraska based telemarketing company for
                                                      major credit-card and insurance companies) ......................     268,125
                                            5,800    Sola International, Inc. (Manufacturer of plastic eyeglass
                                                      lenses) .........................................................     194,300
                                           11,225    Sterling Commerce, Inc. (Producer of electronic data
                                                      interchange products and services) ..............................     369,022
                                            5,800    Sterling Software Inc. (Computer software products) ..............     181,250
                                            2,800    Suiza Foods Corp.* (Food distributor) ............................     114,800
                                            5,000    Tech Data Corp. (Distributor of microcomputers, hardware
                                                      and software) ...................................................     157,188
                                            4,400    Tiffany & Co. (Retailer of jewelry and gift items) ...............     203,225
                                            4,000    Total Renal Care Holdings, Inc.* (Dialysis services for
                                                      treatment of chronic kidney failure) ............................     160,750
                                            5,200    Triton Energy Ltd.* (Independent oil and gas exploration
                                                      and production company) .........................................     238,225
                                            1,000    Vincam Group Inc.* (Provider of solutions to complexities
                                                      and costs of employment and personnel) ..........................      37,250
                                            8,350    Vitesse Semiconductor Corp. (Manufacturer of digital
                                                      integrated circuits) ............................................     272,941
                                                                                                                        -----------
                                                                                                                          7,582,998
                                                                                                                        -----------
                                                     Total Common Stocks (Cost $14,786,524) ...........................  16,971,457
                                                                                                                        -----------
===================================================================================================================================
                                                     Total Investment Portfolio -- 100.0%
                                                      (Cost $17,039,524) (a) ..........................................  19,224,457
                                                                                                                        ===========
===================================================================================================================================


*    Non-income producing security.
(a)  At June 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $17,077,795 was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of market value over tax cost ........................................................................... $  2,918,368
     Aggregate gross unrealized depreciation for all investments in which there is an
      excess of tax cost over market value ...........................................................................      771,706
                                                                                                                       ------------
     Net unrealized appreciation ..................................................................................... $  2,146,662
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1997, aggregated $5,431,109 and $5,776,539, respectively.

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
      Forward Currency Exchange Contracts:
      As of June 30, 1997, the Global Discovery Portfolio entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $28,425.
                                                                                                      Net Unrealized
                                                                                                       Appreciation/
                                                                                 Settlement           (Depreciation)
      Contracts to Deliver                 In Exchange For                          Date                  (U.S.$)
      -----------------------------------  --------------------------------  ------------------- -----------------------
      German Deutchmark          797,560   U.S. Dollars            469,982        8/12/97                 11,265
      Netherland Guilder         899,630   U.S. Dollars            471,010        8/12/97                 11,312
      Swiss Franc                190,000   U.S. Dollars            132,594        8/14/97                  1,802
      French Franc             1,057,000   U.S. Dollars            184,442        8/14/97                  4,046
                                                                                                          ------
                                                                                                          28,425
                                                                                                          ======

    The accompanying notes are an integral part of the financial statements.

                             GLOBAL DISCOVERY PORTFOLIO
                                FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1997 (Unaudited)
---------------------------------------------------------------------------------------------------
Assets
Investments, at market (including repurchase agreements of $2,253,000)
    (identified cost $17,039,524) .....................................              $   19,224,457
Cash ..................................................................                         692
Net receivable on closed forward currency exchange contracts ..........                       7,515
Unrealized appreciation on forward currency exchange contracts ........                      28,425
Receivables:
   Investments sold ...................................................                     124,511
   Foreign taxes recoverable ..........................................                       3,062
   Dividends and interest .............................................                      14,575
                                                                                     --------------
      Total assets ....................................................                  19,403,237
Liabilities
Payables:
   Investments purchased ..............................................   $   158,694
   Other payables and accrued expenses ................................        36,040
                                                                          -----------
      Total liabilities ...............................................                     194,734
                                                                                     --------------
Net assets, at market value ...........................................              $   19,208,503
                                                                                     ==============
Net Assets
Net assets consist of:
   Accumulated net investment loss ....................................              $      (30,959)
   Net unrealized appreciation on:
      Investments .....................................................                   2,184,933
      Foreign currency related transactions ...........................                      28,278
   Accumulated net realized loss ......................................                      (6,477)
   Paid-in capital ....................................................                  17,032,728
                                                                                     --------------
Net assets, at market value ...........................................              $   19,208,503
                                                                                     ==============
Class A
Net asset value, offering and redemption price per share
   ($18,105,939 / 2,613,391 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .....                       $6.93
                                                                                              =====
Class B
Net asset value, offering and redemption price per share
   ($1,102,564 / 159,100 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .....                       $6.93
                                                                                              =====

    The accompanying notes are an integral part of the financial statements.

                             GLOBAL DISCOVERY PORTFOLIO
                                FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1997 (Unaudited)
---------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $9,165) .............                $     75,840
      Interest ........................................................                      33,577
                                                                                       ------------
                                                                                            109,417
   Expenses:
      Management fee ..................................................  $     83,748
      Trustees' fees ..................................................         9,359
      Accounting fees .................................................        27,750
      Distribution fees ...............................................            50
      Custodian fees ..................................................        26,014
      Auditing ........................................................         4,155
      Legal ...........................................................         1,365
      Other ...........................................................         5,962
                                                                         ------------
      Total expenses before reductions ................................       158,403
      Expense reductions ..............................................        29,509
                                                                         ------------
   Expenses, net ......................................................                     128,894
                                                                                       ------------
   Net investment loss ................................................                     (19,477)
                                                                                       ------------
Net realized and unrealized gain on investment transactions
   Net realized gain (loss) from:
      Investments .....................................................       (53,422)
      Foreign currency related transactions ...........................        93,936        40,514
                                                                         ------------
   Net unrealized appreciation during the period on:
      Investments .....................................................     1,524,812
      Foreign currency related transactions ...........................        11,611     1,536,423
                                                                         ------------  ------------
   Net gain on investment transactions ................................                   1,576,937
                                                                                       ------------
Net increase in net assets resulting from operations ..................                $  1,557,460
                                                                                       ============

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            For the Period
                                                                                              May 1, 1996
                                                                           Six Months         (commence-
                                                                             Ended              ment of
                                                                            June 30,         operations) to
Increase (Decrease) in Net Assets                                             1997            December 31,
                                                                          (unaudited)            1996
---------------------------------------------------------------------------------------------------------
Operations:
   Net investment loss ...............................................  $     (19,477)       $    (11,146)
   Net realized gain from investment transactions ....................         40,514              36,987
   Net unrealized appreciation on investment
      transactions during the period .................................      1,536,423             676,788
                                                                        -------------        ------------
Net increase in net assets resulting from operations .................      1,557,460             702,629
                                                                        -------------        ------------
Distributions to shareholders from:
   Net investment income (Class A) ...................................        (56,210)                 --
                                                                        -------------        ------------
   Net realized gains from investment transactions (Class A) .........        (28,105)                 --
                                                                        -------------        ------------
Portfolio share transactions:
Class A
   Proceeds from shares sold .........................................      4,294,824          18,871,561
   Net asset value of shares issued to shareholders
      in reinvestment of distributions ...............................         84,315                  --
   Cost of shares redeemed ...........................................     (4,491,503)         (2,817,526)
                                                                        -------------        ------------
Net increase (decrease) in net assets from Portfolio share
   transactions ......................................................       (112,364)         16,054,035
                                                                        -------------        ------------
Class B*
   Proceeds from shares sold .........................................      1,092,196                  --
   Cost of shares redeemed ...........................................         (1,738)                 --
                                                                        -------------        ------------
Net increase in net assets from Portfolio share transactions .........      1,090,458                  --
                                                                        -------------        ------------
Increase in net assets ...............................................      2,451,239          16,756,664
Net assets at beginning of period ....................................     16,757,264                 600
                                                                        -------------        ------------
Net assets at end of period (including accumulated net investment loss of $30,959 and undistributed net investment income of
   $44,728) ..........................................................  $  19,208,503        $ 16,757,264
                                                                        =============        ============
Other Information
Increase (decrease) in Portfolio shares
Class A
   Shares outstanding at beginning of period .........................      2,647,089                 100
                                                                        -------------        ------------
   Shares sold .......................................................        667,603           3,107,414
   Shares issued to shareholders in reinvestment of distributions ....         13,469                  --
   Shares redeemed ...................................................       (714,770)           (460,425)
                                                                        -------------        ------------
   Net increase (decrease) in Portfolio shares .......................        (33,698)          2,646,989
                                                                        -------------        ------------
Shares outstanding at end of period ..................................      2,613,391           2,647,089
                                                                        =============        ============
Class B*
   Shares outstanding at beginning of period .........................             --                  --
                                                                        -------------        ------------
   Shares sold .......................................................        159,354                  --
                                                                        -------------        ------------
   Shares redeemed ...................................................           (254)                 --
                                                                        -------------        ------------
   Net increase in Portfolio shares ..................................        159,100                  --
                                                                        -------------        ------------
Shares outstanding at end of period ..................................        159,100                  --
                                                                        =============        ============

* For the period May 5, 1997 (commencement of sale of Class B shares) to June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                           For the Period
     Class A                                                                              Six Months        May 1, 1996
-----------------                                                                           Ended          (commencement
                                                                                           June 30,        of operations)
                                                                                           1997(d)         to December 31,
                                                                                         (Unaudited)            1996
                                                                                       --------------      ---------------
Net asset value, beginning of period ................................................      $ 6.33             $ 6.00(c)
                                                                                           -------            ------
Income from investment operations:
  Net investment loss (a) ...........................................................        (.01)              (.01)
  Net realized and unrealized gain on investment transactions .......................         .64                .34
                                                                                           -------            ------
Total from investment operations ....................................................         .63                .33
                                                                                           -------            ------
Less distributions from:
  Net investment income .............................................................        (.02)                --
  Net realized gains on investment transactions .....................................        (.01)                --
                                                                                           -------            ------
Total distributions .................................................................        (.03)                --
                                                                                           -------            ------
Net asset value, end of period ......................................................      $ 6.93             $ 6.33
                                                                                           =======            ======
Total Return (%) (e) ................................................................       10.00**             5.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................................          18                 17
Ratio of operating expenses, net to average net assets (%) ..........................        1.50*              1.50*
Ratio of operating expenses before expense reductions, to average daily
  net assets (%) ....................................................................        1.84*              2.32*
Ratio of net investment loss to average net assets (%) ..............................        (.23)*             (.13)*
Portfolio turnover rate (%) .........................................................       67.53*             50.31*
Average commission rate paid (b) ....................................................      $.0344             $.0029

(a)  Based on average shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred stocks.
(c)  Original capital
(d)  On May 5, 1997 existing shares were designated as Class "A" shares.
(e)  Total returns would have been lower had certain expenses not been reduced.
*    Annualized
**   Not Annualized

                           GLOBAL DISCOVERY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.


                                                                                        For the Period
     Class B                                                                             May 5, 1997
-----------------                                                                     (commencement of
                                                                                   sale of Class B shares
                                                                                        to June 30,
                                                                                            1997
                                                                                          --------
Net asset value, beginning of period ...............................................      $ 6.32
                                                                                          ------
Income from investment operations:
  Net investment loss (a) ..........................................................        (.00)
  Net realized and unrealized gain on investment transactions ......................         .61
                                                                                          ------
Total from investment operations ...................................................         .61
                                                                                          ------
Net asset value, end of period .....................................................      $ 6.93
                                                                                          ======
Total Return (%) (c) ...............................................................        9.65**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................................           1
Ratio of operating expenses, net to average net assets (%) .........................        1.75*
Ratio of operating expenses, before reductions, to average daily net assets (%) ....        2.21*
Ratio of net investment loss to average net assets (%) .............................        (.10)*
Portfolio turnover rate (%) ........................................................       67.53*
Average commission rate paid (b) ...................................................      $.0344

(a)  Based on average shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred stocks.
(c)  Total return would have been lower had certain expenses not been reduced.
*    Annualized
**   Not Annualized

                             INTERNATIONAL PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1997 (Unaudited)

                               % of      Principal                                                                 Market
                             Portfolio    Amount                                                                  Value ($)
----------------------------------------------------------------------------------------------------------------------------
                                        ------------------------------------------------------------------------------------
                                6.5%             REPURCHASE AGREEMENT
                                        ------------------------------------------------------------------------------------

                                 U.S.$  57,063,000   Repurchase Agreement with Donaldson, Lufkin &
                                                      Jenrette dated 6/30/97 at 5.9%, to be repurchased
                                                      at $57,072,352 on 7/1/97, collateralized by a
                                                      $34,544,000 U.S. Treasury Note, 6.75%, 6/30/99 and
                                                      $22,276,000 U.S. Treasury Note, 5.75%, 9/30/97
                                                      (Cost $57,063,000) ......................................   57,063,000
                                                                                                                ------------

                                        ------------------------------------------------------------------------------------
                                0.4%             CONVERTIBLE BONDS
                                        ------------------------------------------------------------------------------------

      Japan                     0.4%
                                   JPY  400,000,000  Softbank Corp., 0.5%, 3/29/02 ............................    3,612,250
                                                                                                                ------------

      Malaysia                  0.0%
                                   MYR      420,000  Renong Berhad ICUL, 4%, 5/21/01 (Holding company
                                                      involved in engineering and construction, financial
                                                      services, telecommunications and information
                                                      technology) .............................................      130,838
                                                                                                                ------------
                                                     Total Convertible Bonds (Cost $4,152,237) ................    3,743,088
                                                                                                                ------------

                                        ------------------------------------------------------------------------------------
                               93.1%             COMMON STOCKS
                                        ------------------------------------------------------------------------------------
                                           Shares
                                        ------------------------------------------------------------------------------------

      Argentina                 0.6%        170,000    YPF S.A. "D" (Sponsored ADR) (Petroleum company) .......    5,227,500
                                                                                                                ------------

      Brazil                    7.6%     18,978,870    Centrais Eletricas Brasileiras S.A. "B" (pfd.)
                                                        (Electric utility) ....................................   11,335,142
                                          5,086,206    Companhia Cervejaria Brahma (pfd.) (Leading beer
                                                        producer and distributor) .............................    3,873,945
                                        237,000,000    Companhia Energetica de Minas Gerais (pfd.) (Electric
                                                        power utility) ........................................   12,217,630
                                            219,880    Companhia Vale do Rio Doce (pfd.) (Diverse mining and
                                                        industrial complex) ...................................    4,911,865
                                         30,000,000    Petroleo Brasileiro S.A. (pfd.) (Petroleum company) ....    8,332,064
                                        119,560,000    Telecomunicacoes Brasileiras S.A. (pfd.)
                                                        (Telecommunication services) ..........................   18,135,007
                                            748,000    Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Steel
                                                        manufacturer) .........................................    8,330,411
                                                                                                                ------------
                                                                                                                  67,136,064
                                                                                                                ------------

      Canada                    1.8%        206,500    Canadian National Railway (Major railroad operator) ....    9,001,991
                                            255,411    Canadian Pacific Ltd. (Transportation and natural
                                                        resources) ............................................    7,268,646
                                                                                                                ------------
                                                                                                                  16,270,637
                                                                                                                ------------

      China                     0.5%        191,837    Guangshen Railway Co. Ltd. (ADR)* (Operator of only
                                                        railroad in the Pearl River delta) ....................    4,196,434
                                                                                                                ------------

      Finland                   1.6%        116,000    Nokia AB Oy "A" (Leading manufacturer of
                                                        telecommunications equipment and cellular
                                                        telephones) ...........................................    8,665,235
                                            192,000    Pohjola Insurance Co., Ltd. "B" (Insurance company) ....    5,694,093
                                                                                                                ------------
                                                                                                                  14,359,328
                                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of                                                                                Market
                             Portfolio     Shares                                                                 Value ($)
----------------------------------------------------------------------------------------------------------------------------
      France                    9.3%         78,857    AXA S.A. (Insurance group providing insurance,
                                                        finance and real estate services) .....................    4,904,493
                                             84,402    Alcatel Alsthom (Manufacturer of transportation,
                                                        telecommunication and energy equipment) ...............   10,570,537
                                             13,950    Carrefour (Hypermarket operator and food retailer) .....   10,131,298
                                             57,453    Compagnie Financiere de Paribas* (Finance and
                                                        investment company) ...................................    3,969,220
                                             48,000    Compagnie Generale des Eaux (Water utility) ............    6,150,391
                                             48,000    Compagnie Generale des Eaux Warrants*
                                                        (Expires 5/2/01) ......................................       28,751
                                             55,000    Lafarge S.A. (Producer of cement, concrete and
                                                        aggregates) ...........................................    3,420,712
                                            128,898    Michelin "B" (Leading tire manufacturer) ...............    7,740,416
                                             13,128    Pinault-Printemps, S.A. (Distributor of consumer goods)     6,308,553
                                            192,853    Rhone-Poulenc S.A. "A" (Medical, agricultural and
                                                        consumer chemicals) ...................................    7,875,971
                                            132,055    Schneider S.A. (Manufacturer of electronic components
                                                        and automated manufacturing systems) ..................    7,028,911
                                             74,425    Total S.A. "B" (International oil and gas exploration,
                                                        development and production) ...........................    7,522,666
                                             97,609    Valeo S.A. (Automobile and truck components
                                                        manufacturer) .........................................    6,062,464
                                                                                                                ------------
                                                                                                                  81,714,383
                                                                                                                ------------

      Germany                  12.7%        214,000    BASF AG (Leading international chemical producer) ......    7,907,975
                                            190,000    Bayer AG (Leading chemical producer) ...................    7,301,072
                                            278,800    Bayerische Vereinsbank AG (Commercial bank) ............   11,397,535
                                            393,400    Commerzbank AG (Worldwide multi-service bank) ..........   11,142,687
                                            101,000    Daimler-Benz AG (Automobile and truck manufacturer) ....    8,194,198
                                            257,000    Hoechst AG (Chemical producer) .........................   10,901,244
                                             20,360    Mannesmann AG (Bearer) (Diversified construction and
                                                        technology company) ...................................    9,070,420
                                            185,000    RWE AG (pfd.) (Producer and marketer of petroleum and
                                                        chemical products) ....................................    6,438,564
                                             22,500    SAP AG (pfd.) (Computer software manufacturer) .........    4,670,030
                                             69,000    Schering AG (Pharmaceutical and chemical producer) .....    7,372,370
                                            112,000    Siemens AG (Leading electrical engineering and
                                                        electronics company) ..................................    6,649,619
                                            171,200    VEBA AG (Electric utility, distributor of oil and
                                                        chemicals) ............................................    9,619,632
                                             15,000    Volkswagen AG (Leading automobile manufacturer) ........   11,498,767
                                                                                                                ------------
                                                                                                                 112,164,113
                                                                                                                ------------

      Hong Kong                 4.3%      4,341,545    First Pacific Co., Ltd. (International management and
                                                        investment company) ...................................    5,547,906
                                          1,197,000    Great Eagle Holdings Ltd. (Property development) .......    3,947,614
                                            221,198    HSBC Holdings Ltd. (Bank) ..............................    6,652,528
                                                938    Hong Kong & China Gas Co., Ltd. (Gas utility) ..........        1,877
                                          1,182,000    Hutchison Whampoa, Ltd. (Container terminal and real
                                                        estate company) .......................................   10,260,284
                                          2,013,000    Kerry Properties Ltd.* (Real estate company) ...........    4,884,850
                                          1,510,000    Television Broadcasts, Ltd. (Television broadcasting) ..    6,782,750
                                                                                                                ------------
                                                                                                                  38,077,809
                                                                                                                ------------

      Indonesia                 0.3%         21,100    Asia Pacific Resources International Holdings Ltd.*
                                                        (Manufacturer of rayon fiber for Asian textile markets,
                                                        owner of world's leading paper pulp mill) .............      102,863
                                          1,708,800    Indah Kiat Pulp & Paper (Foreign registered) (Producer
                                                        of pulp and paper) ....................................    1,001,250
                                          1,537,920    Indah Kiat Pulp & Paper Rights*(a) .....................      316,536

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of                                                                                Market
                             Portfolio     Shares                                                                 Value ($)
----------------------------------------------------------------------------------------------------------------------------
                                            400,000    Indocement Tunggal Prakarsa Foreign Registered
                                                        (Multi-business group with three major divisions namely
                                                        cement, food and property) ............................      620,888
                                            924,570    Pabrik Kertas Tjiwi Kimia (Operator of pulp and paper
                                                        factory) ..............................................    1,073,976
                                                                                                                ------------
                                                                                                                   3,115,513
                                                                                                                ------------

      Italy                     1.7%         65,000    Luxottica Group SpA (ADR) (Manufacturer and
                                                        marketer of eyeglasses) ...............................    4,407,813
                                          3,310,000    Telecom Italia Mobile SpA (Cellular telecommunication
                                                        services) .............................................   10,709,454
                                                                                                                ------------
                                                                                                                  15,117,267
                                                                                                                ------------

      Japan                    15.0%        112,000    Advantest Corp. (Producer of measuring instruments
                                                        and semiconductor testing devices) ....................    8,599,599
                                            330,000    Bridgestone Corp. (Leading automobile tire
                                                        manufacturer) .........................................    7,659,018
                                            358,000    Canon Inc. (Leading producer of visual image and
                                                        information equipment) ................................    9,745,746
                                                640    DDI Corp. (Long distance telephone and cellular
                                                        operator) .............................................    4,724,195
                                            740,000    Fujitsu Ltd. (Leading manufacturer of computers) .......   10,266,120
                                            190,000    Hitachi Construction Machinery Co., Ltd. (Leading
                                                        maker of hydraulic shovels) ...........................    1,840,154
                                            917,000    Hitachi Ltd. (General electronics manufacturer) ........   10,241,340
                                            125,000    Jusco Co., Ltd. (Major supermarket operator) ...........    4,220,836
                                             58,300    Keyence Corp. (Specialized manufacturer of sensors) ....    8,647,587
                                            115,000    Kokuyo (Leading manufacturer of paper stationery) ......    3,110,549
                                            520,000    Matsushita Electric Industrial Co., Ltd. (Leading
                                                        manufacturer of consumer electronic products) .........   10,480,761
                                            280,000    Matsushita Electric Works, Inc. (Leading maker of
                                                        building materials and lighting equipment) ............    3,175,988
                                             47,000    Nichiei Co., Ltd. (Finance company for small and
                                                        medium-sized firms) ...................................    5,454,149
                                            200,000    Pioneer Electronics Corp. (Leading manufacturer of
                                                        audio equipment) ......................................    4,851,235
                                            390,000    Ricoh Co., Ltd. (Leading maker of copiers and
                                                        information equipment) ................................    5,104,267
                                             72,000    Secom Co., Ltd. (Electronic security system operator) ..    5,283,309
                                            521,000    Shiseido Co., Ltd. (Leading cosmetic producer) .........    8,591,659
                                             93,000    Sony Corp. (Consumer electronic products
                                                        manufacturer) .........................................    8,106,361
                                          1,710,000    Sumitomo Metal Industries, Ltd. (Leading integrated
                                                        crude steel producer) .................................    4,863,973
                                            165,000    Tokyo Electron Ltd. (Leading semiconductor production
                                                        equipment manufacturer) ...............................    7,889,364
                                                                                                                ------------
                                                                                                                 132,856,210
                                                                                                                ------------

      Korea                     0.4%          7,870    Pohang Iron & Steel Co., Ltd. (Leading steel
                                                        producer) (b) .........................................      800,400
                                             93,400    Pohang Iron & Steel Co., Ltd. (ADR) (Leading steel
                                                        producer) .............................................    2,988,800
                                                  2    Samsung Electronics Co., Ltd. (Major electronics
                                                        manufacturer) .........................................          116
                                                  1    Samsung Electronics Co., Ltd. (Non-voting GDS) .........           27
                                                                                                                ------------
                                                                                                                   3,789,343
                                                                                                                ------------

      Malaysia                  1.4%        540,000    Arab-Malaysian Corp. (Investment holding company with
                                                        interests in financial services, infrastructure and
                                                        property) .............................................    2,011,094
                                            275,000    Malayan Banking Berhad (Leading banking and
                                                        financial services group) .............................    2,887,282

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of                                                                                Market
                             Portfolio     Shares                                                                 Value ($)
----------------------------------------------------------------------------------------------------------------------------
                                            723,000    Malaysian Airline System Berhad (Air transportation and
                                                        related services) .....................................    1,804,636
                                          2,100,000    Renong Berhad (Holding company involved in
                                                        engineering, construction, financial services, tele-
                                                        communication and information technology) .............    2,745,642
                                            400,000    United Engineers (Malaysia) Bhd. (Leading
                                                        comprehensive contractor) .............................    2,884,311
                                                                                                                ------------
                                                                                                                  12,332,965
                                                                                                                ------------

      Mexico                    0.8%        155,000    Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                                        (Telecommunication services) ..........................    7,401,250
                                                                                                                ------------

      Netherlands               5.3%        130,000    AEGON Insurance Group NV (Insurance company) ...........    9,073,310
                                             24,000    Akzo-Nobel NV (Chemical producer) ......................    3,289,011
                                            204,870    Elsevier NV (International publisher of scientific,
                                                        professional, business, and consumer information
                                                        books) ................................................    3,423,372
                                            186,304    Getronics NV (Provider of computer installation and
                                                        maintenance services) .................................    6,017,461
                                             43,750    Heineken Holdings NV "A" (Brewery) .....................    6,797,977
                                            204,800    Philips Electronics NV (Leading manufacturer of
                                                        electrical equipment) .................................   14,669,560
                                             26,935    Wolters Kluwer CVA (Publisher) .........................    3,279,569
                                                                                                                ------------
                                                                                                                  46,550,260
                                                                                                                ------------

      Norway                    0.6%        271,889    Saga Petroleum AS "A" (Oil and gas exploration and
                                                        production) ...........................................    5,156,439
                                                                                                                ------------

      Philippines               1.3%        675,000    Ayala Land, Inc. "B" (Real estate and land developer) ..      620,593
                                          9,312,000    C & P Homes, Inc. (Home construction company) ..........    3,495,177
                                            929,483    Manila Electric Co. "B" (Electric utility) .............    4,581,164
                                            129,047    Metropolitan Bank and Trust Company (Commercial
                                                        bank and trust company) ...............................    2,739,851
                                                                                                                ------------
                                                                                                                  11,436,785
                                                                                                                ------------

      Portugal                  1.9%         60,384    Jeronimo Martins S.A. (Food producer and retailer) .....    4,218,542
                                            301,000    Portugal Telecom S.A. (Telecommunication services) .....   12,143,304
                                                                                                                ------------
                                                                                                                  16,361,846
                                                                                                                ------------

      Spain                     2.5%         60,440    Acerinox, S.A. (Stainless steel producer) ..............   11,325,065
                                            363,400    Compania Telefonica Nacional de Espana S.A.
                                                        (Telecommunication services) ..........................   10,506,169
                                                                                                                ------------
                                                                                                                  21,831,234
                                                                                                                ------------

      Sweden                    4.5%        254,000    AGA AB "B" (Free) (Producer and distributor of
                                                        industrial and medical gases) .........................    3,382,070
                                            202,000    Autoliv AB (Manufacturer of automobile safety bags) ....    7,903,250
                                            256,400    L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                                                        manufacturer of cellular telephone equipment) .........   10,095,750
                                            144,000    S.K.F. AB "B" (Free) (Manufacturer of roller bearings) .    3,723,095
                                            398,000    Skandia Foersaekrings AB (Free) (Financial
                                                        conglomerate) .........................................   14,663,564
                                                                                                                ------------
                                                                                                                  39,767,729
                                                                                                                ------------

      Switzerland               7.6%          8,180    ABB AG (Bearer) (Manufacturer of electrical equipment) .   12,377,816
                                                  5    ABB AG (Registered) ....................................        1,472
                                             43,039    Ciba Specialty Chemical (Registered) (Manufacturer of
                                                        chemical products for plastics, coatings, fibers and
                                                        fabrics) ..............................................    3,978,271
                                             12,671    Clariant AG (Registered) (Manufacturer of color
                                                        chemicals) ............................................    8,198,627

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of                                                                                Market
                             Portfolio     Shares                                                                 Value ($)
----------------------------------------------------------------------------------------------------------------------------
                                             60,000    Credit Suisse Group (Registered) (Provider of bank
                                                        services, management services and life insurance) .....    7,702,841
                                              9,500    Holderbank Financiere Glaris AG (Bearer) (Cement
                                                        producer) .............................................    8,969,872
                                              5,013    Novartis AG (Bearer) (Pharmaceutical company) ..........    8,004,325
                                              6,300    Novartis AG (Registered) ...............................   10,067,922
                                                872    Roche Holdings AG (PC) (Producer of drugs and
                                                        medicines) ............................................    7,884,122
                                                                                                                ------------
                                                                                                                  67,185,268
                                                                                                                ------------

      United Kingdom           11.3%      1,695,000    Avis Europe PLC (Car rental services) ..................    3,838,852
                                            426,774    BOC Group PLC (Producer of industrial gases) ...........    7,416,230
                                            633,679    British Petroleum PLC (Major integrated world oil
                                                        company) ..............................................    7,882,840
                                            890,000    Carlton Communications PLC (Television post
                                                        production products and services) .....................    7,536,570
                                          1,100,000    General Electric Co., PLC (Manufacturer of power,
                                                        communications and defense equipment and other
                                                        various electrical components) ........................    6,576,274
                                            375,636    Glaxo Wellcome PLC (Pharmaceutical company) ............    7,772,422
                                            575,000    Pearson PLC (Diversified media and entertainment
                                                        holding company) ......................................    6,664,535
                                            846,128    PowerGen PLC (Electric utility) ........................   10,060,673
                                            440,059    RTZ Corp., PLC4 (Mining and finance company) ...........    7,669,074
                                            489,200    Reuters Holdings PLC (International news agency) .......    5,156,831
                                            620,046    SmithKline Beecham PLC (Manufacturer of ethical
                                                        drugs and healthcare products) ........................   11,414,987
                                          1,890,000    WPP Group PLC (Advertising agency) .....................    7,726,914
                                            300,000    Zeneca Group PLC (Holding company: manufacturing
                                                        and marketing of pharmaceutical and agrochemical
                                                        products and specialty chemicals) .....................    9,921,864
                                                                                                                ------------
                                                                                                                  99,638,066
                                                                                                                ------------
                                                       Total Common Stocks (Cost $580,721,155) ................  821,686,443
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
                                                       Total Investment Portfolio -- 100.0%
                                                        (Cost $641,936,392) (c) ...............................  882,492,531
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------

  *   Non-income producing security.

  (a) Security valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $316,536 (.04% of net assets). The value has been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. There was no cost allocated to the security at June 30, 1997. The security may also have certain restrictions as to resale.

  (b) Securities that have met the foreign-ownership limitation valued at a premium in good faith by the Valuation Committee of the Board of Trustees. The cost of the security at June 30, 1997 was $736,139. The aggregate premium ($176,363) over the local share price ($624,037) for the security valued by the Valuation Committee was approximately .02% of the Portfolio's net assets at June 30, 1997.

  (c) At June 30, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $641,990,345 was as follows:

      Aggregate gross unrealized appreciation for
      all investments in which there is an excess
      of market value over tax cost .............................   $248,043,709

      Aggregate gross unrealized depreciation for
      all investments in which there is an excess
      of tax cost over market value .............................      7,541,523
                                                                    ------------
      Net unrealized appreciation ...............................   $240,502,186
                                                                    ============
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1997, aggregated $167,571,279 and $104,178,357, respectively.

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $641,936,392) ......                   $882,492,531
Foreign currency, at value, (cost $5,707,714) ..............                      5,690,126
Receivables:
  Foreign taxes recoverable ................................                      1,205,214
  Dividends and interest ...................................                      1,834,940
  Other assets .............................................                         12,321
                                                                               ------------
    Total assets ...........................................                    891,235,132
Liabilities
Payables:
  Investments purchased ....................................  $8,449,985
  Accrued management fee ...................................     579,228
  Other payables and accrued expenses ......................     387,345
                                                              ----------
    Total liabilities ......................................                      9,416,558
                                                                               ------------
Net assets, at market value ................................                   $881,818,574
                                                                               ============

Net Assets
Net assets consist of:
  Undistributed net investment income ......................                   $  5,504,856
  Net unrealized appreciation (depreciation) on:
    Investments ............................................                    240,556,138
    Foreign currency related transactions ..................                        (64,611)
  Accumulated net realized loss ............................                     (5,339,013)
  Paid-in capital ..........................................                    641,161,204
                                                                               ------------
Net assets, at market value ................................                   $881,818,574
                                                                               ============
Class A
Net asset value, offering and redemption
  price per share ($881,735,733 / 59,763,371
  outstanding shares of beneficial interest, no
  par value, unlimited number of shares authorized) ........                         $14.75
                                                                                     ======
Class B
Net asset value, offering and redemption
  price per share ($82,841 / 5,618 outstanding
  shares of beneficial interest, no par value,
  unlimited number of shares authorized) ...................                         $14.75
                                                                                     ======

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------------------------------
Investment income
  Income:
    Dividends (net of foreign taxes withheld of $686,095) ..............                    $  8,654,288
    Interest (net of foreign taxes withheld of $1,117) .................                       1,605,858
                                                                                            ------------
                                                                                              10,260,146

  Expenses:
    Management fee .....................................................  $ 3,207,240
    Custodian fees .....................................................      383,576
    Accounting fees ....................................................      204,847
    Distribution fees ..................................................           17
    Trustees' fees .....................................................        9,608
    Auditing ...........................................................       27,808
    Registration fees ..................................................       16,601
    Legal ..............................................................       19,720
    Other ..............................................................       38,434          3,907,851
                                                                          -----------       ------------
  Net investment income ................................................                       6,352,295
                                                                                            ------------
Net realized and unrealized gain (loss) on investment transactions
  Net realized gain (loss) from:
    Investments ........................................................   (5,698,742)
    Foreign currency related transactions ..............................     (233,502)        (5,922,244)
                                                                          -----------
  Net unrealized appreciation (depreciation) during the period on:
    Investments ........................................................  105,770,462
    Foreign currency related transactions ..............................      (73,015)       105,697,447
                                                                          -----------       ------------
  Net gain on investment transactions ..................................                      99,775,203
                                                                                            ------------
Net increase in net assets resulting from operations ...................                    $106,127,498
                                                                                            ============

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                   Ended            Year
                                                                  June 30,         Ended
                                                                    1997       December 31,
Increase (Decrease) in Net Assets                               (Unaudited)         1996
-------------------------------------------------------------------------------------------
Operations:
  Net investment income ....................................  $   6,352,295   $   6,138,762
  Net realized gain (loss) from investment transactions ....     (5,922,244)     28,242,210
  Net unrealized appreciation on investment
    transactions during the period .........................    105,697,447      55,234,650
                                                              -------------   -------------
Net increase in net assets resulting from operations .......    106,127,498      89,615,622
                                                              -------------   -------------
Distributions to shareholders from:
  Net investment income (Class A) ..........................    (11,550,387)    (13,901,339)
                                                              -------------   -------------
  Net realized gain from investment transactions
   (Class A) ...............................................     (6,050,202)             --
                                                              -------------   -------------
Portfolio share transactions:
Class A
  Proceeds from shares sold ................................    149,031,567     250,971,681
  Net asset value of shares issued to shareholders in
    reinvestment of distributions ..........................     17,600,589      13,901,339
  Cost of shares redeemed ..................................    (99,458,568)   (162,751,269)
                                                              -------------   -------------
Net increase in net assets from Portfolio share
   transactions ............................................     67,173,588     102,121,751
                                                              -------------   -------------
Class B*
  Proceeds from shares sold ................................         79,624              --
  Cost of shares redeemed ..................................            (74)             --
                                                              -------------   -------------
Net increase in net assets from Portfolio share
   transactions ............................................         79,550              --
                                                              -------------   -------------
Increase in net assets .....................................    155,780,047     177,836,034
Net assets at beginning of period ..........................    726,038,527     548,202,493
                                                              -------------   -------------
Net assets at end of period (including undistributed net
  investment income of $5,504,856 and $10,702,948,
  respectively) ............................................  $ 881,818,574   $ 726,038,527
                                                              =============   =============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ..................     54,809,210      46,398,169
                                                              -------------   -------------
  Shares sold ..............................................     10,949,269      20,288,490
  Shares issued to shareholders in reinvestment of
   distributions ...........................................      1,330,354       1,166,953
  Shares redeemed ..........................................     (7,325,462)    (13,044,402)
                                                              -------------   -------------
  Net increase in Portfolio shares .........................      4,954,161       8,411,041
                                                              -------------   -------------
Shares outstanding at end of period ........................     59,793,371      54,809,210
                                                              =============   =============
Shares outstanding at beginning of period ..................             --              --
                                                              -------------   -------------
  Shares sold ..............................................          5,623              --
  Shares redeemed ..........................................             (5)             --
                                                              -------------   -------------
  Net increase in Portfolio shares .........................          5,618              --
                                                              -------------   -------------
Shares outstanding at end of period ........................          5,618              --
                                                              =============   =============

* For the period May 9, 1997 (commencement of sale of Class B shares) to June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

          Class A(e)         Six Months
---------------------------    Ended
                              June 30,                             Years Ended December 31,
                               1997(a)   ----------------------------------------------------------------------------------
                             (Unaudited)  1996(a)  1995(a)  1994(a)  1993(a)  1992(a)  1991(a)  1990(a)  1989(a)       1988
                              ---------  ----------------------------------------------------------------------------------
Net asset value,
  beginning of
  period ....................  $13.25     $11.82   $10.69   $10.85   $ 8.12   $ 8.47   $ 7.78   $ 8.46   $ 6.14    $   5.26
                               ------     ------   ------   ------   ------   ------   ------   ------   ------    --------
Income from investment
  operations:
  Net investment income .....     .11        .12      .11      .06      .09      .10      .12      .25      .10         .09
  Net realized and unrealized
   gain (loss) on investment
   transactions .............    1.71       1.60     1.07     (.15)    2.90     (.36)     .77     (.89)    2.22(d)      .79
                               ------     ------   ------   ------   ------   ------   ------   ------   ------    --------
Total from investment
operations ..................    1.82       1.72     1.18     (.09)    2.99     (.26)     .89     (.64)    2.32         .88
                               ------     ------   ------   ------   ------   ------   ------   ------   ------    --------
Less distributions:
  From net investment
   income ...................    (.21)      (.29)    (.01)    (.07)    (.14)    (.09)    (.20)    (.04)      --          --
  In excess of net
   investment income ........                 --       --       --       --     (.12)      --       --       --          --
  From net realized
   gains on investment
   transactions .............    (.11)        --     (.04)      --       --       --       --       --       --          --
                               ------     ------   ------   ------   ------   ------   ------   ------   ------    --------
Total distributions .........    (.32)      (.29)    (.05)    (.07)    (.26)    (.09)    (.20)    (.04)      --          --
                               ------     ------   ------   ------   ------   ------   ------   ------   ------    --------
Net asset value, end
of period ...................  $14.75     $13.25   $11.82   $10.69   $10.85   $ 8.12   $ 8.47   $ 7.78   $ 8.46       $6.14
                               ======     ======   ======   ======   ======   ======   ======   ======   ======       =====
Total Return (%) ............   14.09**    14.78    11.11     (.85)   37.82    (3.08)   11.45    (7.65)   37.79       16.73
Ratios and
Supplemental Data
Net assets, end of period
($ millions) ................     882        726      548      472      238       65       41       35       17           3
Ratio of operating expenses,
  net to average net assets
  (%) .......................    1.03*      1.05     1.08     1.08     1.20     1.31     1.39     1.38     1.50        1.50
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) ................    1.03*      1.05     1.08     1.08     1.20     1.31     1.39     1.38     1.80        4.15
Ratio of net investment
  income to average
  net assets (%) ............    1.67*       .95      .95      .57      .91     1.23     1.43     2.89     1.30        1.59
Portfolio turnover rate (%) .   29.21*     32.63    45.76    33.52    20.36    34.42    45.01    26.67    57.69      110.42
Average commission
  rate paid (b) .............  $.0007     $.0002   $   --   $   --   $   --   $   --   $   --   $   --   $   --     $    --

                                 For the Period
          Class A(e)               May 1, 1987
-----------------------------     (commencement
                                of operations) to
                                   December 31,
                                      1987
                                -----------------
Net asset value,
  beginning of
  period ....................      $  6.00(c)
                                   -------
Income from investment
  operations:
  Net investment income .....           --
  Net realized and unrealized
   gain (loss) on investment
   transactions .............         (.64)
                                   -------
Total from investment
operations ..................         (.64)
                                   -------
Less distributions:
  From net investment
   income ...................           --
  In excess of net
   investment income ........           --
  From net realized
   gains on investment
   transactions .............         (.10)
                                   -------
Total distributions .........         (.10)
                                   -------
Net asset value, end
of period ...................      $  5.26
                                   =======
Total Return (%) ............       (10.64)**
Ratios and
Supplemental Data
Net assets, end of period
($ millions) ................            2
Ratio of operating expenses,
  net to average net assets
  (%) .......................         1.50*
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) ................         4.06*
Ratio of net investment
  income to average
  net assets (%) ............          .02*
Portfolio turnover rate (%) .       146.08*
Average commission
  rate paid (b) .............      $   --

(a) Based on average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after September 1, 1995.
(c) Original capital
(d) Includes provision for federal income tax of $.03 per share.
(e) On May 9, 1997 existing shares were designated as Class "A" shares.
*   Annualized
**  Not Annualized

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                             For the Period
                                                               May 9, 1997
                                                            (commencement of
   Class B                                               sale of Class B shares)
-------------                                                   to June 30,
                                                                   1997
                                                                -----------

Net asset value, beginning of period .......................      $13.87
                                                                  ------
Income from investment operations:
  Net investment income (a) ................................         .03
  Net realized and unrealized gain on investment
   transactions ............................................         .85
                                                                  ------
Total from investment operations ...........................         .88
                                                                  ------
Net asset value, end of period .............................      $14.75
                                                                  ======
Total Return (%) ...........................................        6.35**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................         .08
Ratio of operating expenses, net to average net assets (%) .        1.36*
Ratio of net investment income to average net assets (%) ...        2.41*
Portfolio turnover rate (%) ................................       29.21*
Average commission rate paid (b) ...........................      $.0007
(a) Based on average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities.
*   Annualized
**  Not Annualized

                            SCUDDER VARIABLE LIFE INVESTMENT FUND
                          NOTES TO FINANCIAL STATEMENTS (Unaudited)

A. Significant Accounting Policies
--------------------------------------------------------------------------------
Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares are divided into seven separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, and International Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). As of June 30, 1997, ownership breakdown of the Portfolios by each Participating Insurance Company is as follows:

                                                                         Portfolios
                                           -------------------------------------------------------------------
                                                                           Growth           Global
         Participating                         Money                        and    Capital  Discov-  Interna-
       Insurance Companies                     Market     Bond   Balanced  Income   Growth     ery    tional
------------------------------------------ -------------------------------------------------------------------
Aetna Life Insurance & Annuity Co. .......        --%      --%      --%       --%      --%      --%    46.6%

American Maturity Life Insurance Co. .....        0.1      0.1      --       0.1       --       --       --

Banner Life Insurance Co. ................        1.1      2.2      6.8      5.3      2.1      6.7      0.6

Charter National Life Insurance Co. ......       52.7     31.7     57.8     83.8     24.5     87.5     12.4

Fortis Benefits Insurance Co. ............         --       --       --       --       --       --      0.6

Lincoln Benefit Life Co. .................         --      4.6      7.5       --       --       --       --

Mutual of America Life Insurance Co. .....         --     41.4       --       --     57.0       --     23.0

Paragon Life Insurance Co. ...............        0.2      0.2      0.5      0.1      0.2       --      0.1

Providentmutual Life and
Annuity Co. of America ...................         --     10.0       --      8.3       --       --      1.1

Southwestern Life Insurance Co. ..........         --       --       --       --      1.4       --       --

Washington National Life
Insurance Co. ............................        0.4      8.8       --      1.4      5.6       --       --

Safeco Life Insurance Co. ................         --       --     27.4       --       --       --      4.0

Security First Life Insurance Co. ........         --       --       --       --       --       --      0.5

Union Central Life Insurance Co. .........       41.9       --       --       --      6.4       --      8.1

United Companies Life Insurance Co. ......        3.4       --       --       --       --       --      0.3

United of Omaha Life Insurance Co. .......        0.1      1.0       --      1.0       --      5.8      2.7

WM Life Insurance Co. ....................        0.1       --       --       --       --       --       --

USAA Life Insurance Co. ..................         --       --       --       --      2.8       --       --
                                              ----------------------------------------------------------------
                                                100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%
                                                ======   ======   ======   ======   ======   ======   ======

Multiple Classes Of Shares Of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for the other Portfolios. Class B shares are subject to a 12b-1 fee under the Investment Company Act of 1940, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Expenses are borne pro-rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class (including the applicable 12b-1 fee). In accordance with the Master Distribution Plan, the 12b-1 fees are remitted to the Participating Insurance Companies for various costs incurred or paid by the Participating Insurance Companies in connection with the distribution of Class B shares.

                                NOTES TO FINANCIAL STATEMENTS

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Futures Contracts. The non-money market Portfolios may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Bond Portfolio sold interest rate futures to hedge against declines in the value of portfolio securities. Also, during the period, the Bond Portfolio purchased interest rate futures to manage the duration of the Portfolio.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                          NOTES TO FINANCIAL STATEMENTS

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the non-money market Portfolios utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and the Global Discovery Portfolio and the International Portfolio utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the Global Discovery Portfolio and the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting

                                NOTES TO FINANCIAL STATEMENTS

principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B. Related Parties
--------------------------------------------------------------------------------
Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens and Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of .370% for the Money Market Portfolio, .475% for the Bond Portfolio, .475% for the Balanced Portfolio, .475% for the Growth and Income Portfolio, .475% for the Capital Growth Portfolio, .975% for the Global Discovery Portfolio, and .875% for the first $500,000,000, .77% over $500,000,000 for the International Portfolio.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

Until April 30, 1998, the Adviser has agreed to waive part or all of its fees for the Global Discovery Portfolio to the extent that the Portfolio's expenses will be maintained at 1.50% of average annual net assets.

The Fund pays each Trustee not affiliated with the Adviser and not a Trustee of other Scudder affiliated funds $14,000 annually plus specified amounts for attended board and committee meetings. The Fund pays each Trustee not affiliated with the Adviser and who is a Trustee of other Scudder affiliated funds $8,750 annually plus specified amounts for attended board and committee meetings. Allocated Trustees' fees for each Portfolio for the six months ended June 30, 1997 are detailed in each Portfolio's statement of operations.

C. Lines of Credit
--------------------------------------------------------------------------------
The International Portfolio and several other Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The International Portfolio may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the International Portfolio also maintains an uncommitted line of credit.

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

                                          Established in 1919 by Theodore
                                      Scudder, Sidney Stevens, and F. Haven
                                      Clark, Scudder, Stevens & Clark was the
                                      first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

                                          Over the years, Scudder's global
                                      investment perspective and dedication to research and fundamental investment disciplines have helped Scudder become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

An investment in the Money Market
Portfolio is neither insured nor
guaranteed by the United States
Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or
accompanied by a current prospectus.

Portfolio changes should not be
considered recommendations for action by individual investors.

SCUDDER  [LOGO]